AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29 , 2004.

Securities Act File No. 033-79708

Investment Company Act File No. 811-8542

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

                                                                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 19	|X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 2 1	|X|

THE SARATOGA ADVANTAGE TRUST

(a Delaware business trust)

(Exact Name of Registrant as Specified in Charter)

1101 STEWART AVENUE, SUITE 207,

GARDEN CITY, NEW YORK 11530

(Address of Principal Executive Offices)(Zip Code)

(516) 542-3000

(Registrant's Telephone Number, Including Area Code)

STUART M. STRAUSS, ESQ.

CLIFFORD CHANCE LLP

31 WEST 52ND STREET, 7TH FLOOR

NEW YORK, NEW YORK 10019

(Name and Address of Agent for Service)

                                                      It is proposed that this filing will become effective (check appropriate box)

_ _	immediately upon filing pursuant to paragraph (b) of Rule 485 on pursuant to paragraph (b) of Rule 485.
_ x __	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
___	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
___	on [date] pursuant to paragraph (a) of Rule 485.

CLASS A SHARES

PROSPECTUS DATED DECEMBER 30, 2004

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The SARATOGA ADVANTAGE TRUST is a mutual fund company comprised of 5 separate mutual fund portfolios with Class A shares, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors and are also available to other investors and advisory services.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS	PAGE 1
HEALTH & BIOTECHNOLOGY PORTFOLIO	1
TECHNOLOGY & COMMUNICATIONS PORTFOLIO	6
FINANCIAL SERVICES PORTFOLIO	11
ENERGY & BASIC MATERIALS PORTFOLIO	16
MID CAPITALIZATION PORTFOLIO	21
SUMMARY OF TRUST EXPENSES	26
ADDITIONAL INVESTMENT STRATEGY INFORMATION	27
ADDITIONAL RISK INFORMATION	28
PORTFOLIO HOLDINGS
INVESTMENT MANAGER	30
ADVISERS	31
ADMINISTRATION	32
SHAREHOLDER INFORMATION	32
PRICING OF PORTFOLIO SHARES	32
PURCHASE OF SHARES	32
FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
REDUCED SALES CHARGE	33
RIGHT OF ACCUMULATION	35
LETTER OF INTENT	35
OTHER CIRCUMSTANCES	35
CONTINGENT DEFERRED SALES CHARGE	35
PLAN OF DISTRIBUTION	36
REDEMPTION OF SHARES	36
DIVIDENDS AND DISTRIBUTIONS	39
TAX CONSEQUENCES	39
FINANCIAL HIGHLIGHTS	41

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 800-807-FUND.

THE PORTFOLIOS

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

THE ADVISER

Investment decisions for the Portfolio are made by an investment management team at UBS Global Asset Management (Americas) Inc.  No individual member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity, equity-related or debt securities of healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization").   The Portfolio expects to invest primarily in common stocks of companies located throughout the world.  The Adviser selects securities whose fundamental values it believes are greater than their market prices. The Adviser bases its estimate of value upon economic and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

"Healthcare company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and design, manufacture, or sale of healthcare-related products and services.

"Biotechnology company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments.

The Portfolio also defines a "healthcare or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a healthcare or biotechnology company. The Portfolio considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits comes from those activities or at least 50% of the company's assets were devoted to such activities based upon the company's most recent fiscal year.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

HEALTHCARE AND BIOTECHNOLOGY SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 27, 2003 , the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund’s front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

2000	56.17%
2001	-9.49%
2002	-41.54%
2003	13.07%

During the periods shown in the bar chart, the highest return for a calendar quarter was 32.61% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.73% (quarter ended March 31, 2001).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund's (for the periods prior to January 27, 2003) and the Portfolio’s (for the periods beginning January 27, 2003) average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1)

	Past 1 Year	Life of Portfolio (Since 7/15/99)
Health & Biotechnology Portfolio:
Return Before Taxes	6.54%	4.36%
Return After Taxes on Distributions	6.54%	4.15%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.25%	3.65%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-3.79%
MSCI World Healthcare Index (3)	17.98%	-0.54%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 27, 2003) and the Portfolio’s (for the periods beginning January 27, 2003).

(2)

The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an index.

(3)

The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance.  As of April 2002 the MSCI World Healthcare Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  Indexes are not managed and their returns do not include any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Columbus Circle Investors.  Stock selection for the Portfolio is made by Anthony Rizza, CFA, Senior Managing Director.  Mr. Rizza created and subsequently managed Columbus Circle Investors' Technology process since January 1, 1995.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their market capitalization. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and internet and network equipment and services.

The Portfolio expects to invest primarily in U.S. and foreign common stocks but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the communications, information and technology industries.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

TECHNOLOGY AND COMMUNICATIONS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003 , the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

           The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1998	43.43%
1999	167.86%
2000	-36.48%
2001	-54.36%
2002	-50.10%
2003	40.04%

           During the periods shown in the bar chart, the highest return for a calendar quarter was 62.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -44.32% (quarter ended December 31, 2000).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund's (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 10/22/97)
Technology & Communications Portfolio:
Return Before Taxes	31.89%	-12.55%	-4.93%
Return After Taxes on Distributions	31.89%	-15.20%	-7.31%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.73%	-9.44%	-3.44%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-0.57%	3.76%
Lipper Science and Technology Funds Index(3)	51.31%	-2.89%	1.33%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003).

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an index.

(3)

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C.  Stock selection for the Portfolio is made by the Investment Committee of Harris Bretall Sullivan & Smith, L.L.C.  The Portfolio is managed by a management team that includes David Post and Henry B. D. Smith . Mr. Post is a partner at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1994.  Mr. Smith is Chief Investment Officer and partner at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1983.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign securities issued by financial services companies, as well as related services and technology companies, regardless of their stock market value (or "market capitalization"). At least 25% of the Portfolio's total assets is expected to be in securities of companies in the Finance and Insurance industries, and up to 25% in U.S. and foreign companies outside of financial services .. The Adviser expects to invest primarily in U.S. and foreign common stocks, but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the financial services industries.

The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. The Adviser uses a stock ranking process, which is a bottom-up fundamental approach, executed in a disciplined manner.  In deciding which securities to buy, hold or sell, the Adviser evaluates six fundamental variables that it believes determine future returns such as (i) earnings estimate revisions; (ii) long-term growth rate; (iii) share buyback/issuance; (iv) earnings to price; (v) tangible book to price and (vi) earnings risk.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.  The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods prior to January 6, 2003 , the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2001	-5.57%
2002	-14.73%
2003	26.33%

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.68% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.09% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund's (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.   If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1)

	Past 1 Year	Life of Portfolio (Since 8/1/00)
Financial Services Portfolio:
Return Before Taxes	19.10%	3.43%
Return After Taxes on Distributions	19.10%	3.37%
Return After Taxes on Distributions and Sale of Portfolio Shares	12.41%	2.90%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-5.82%
Financial Services Sector Index(3)	31.03%	4.63%*

*

July 31, 2000 was used in the calculation.

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003).

(2)

The S&P 500(Reg. TM) Index is an unmanaged Index.  Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The S&P Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by S&P.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Caterpillar Investment Management Ltd.  Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd.  The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd. and has been associated with the firm since August 2000.  From 1992 to April 2000, Mr. Yoder was an investment manager with Mennonite Mutual Aid Inc.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in common stock of domestic and foreign issuers regardless of their size. It expects to invest primarily in U.S. common stocks but may also invest in other types of equity securities and debt securities of any quality and may invest up to 25% of its total assets in foreign companies.

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries. The Portfolio may also invest a portion of its assets in securities of companies in the oil and natural gas exploration, development, production and distribution industry, securities of companies in the mining industry, and securities of companies in the precious metals industry.

The Portfolio invests in securities of companies that are deemed to be undervalued, and therefore are believed to offer above-average potential for capital appreciation. These securities include securities of companies that are engaged in the energy, basic materials and other related businesses that are out of favor with investors and are trading at prices that the A dviser believes are below their true worth based on each company's potential earnings, asset values and dividend yield.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

ENERGY AND BASIC MATERIALS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods shown prior to January 6, 2003 , the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1998	-23.90%
1999	38.54%
2000	25.13%
2001	-13.00%
2002	-5.83%
2003	18.79%

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.36% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -22.54% quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund's (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 10/23/97)
Energy & Basic Materials Portfolio:
Return Before Taxes	11.94%	9.73%	3.89%
Return After Taxes on Distributions	11.94%	8.17%	2.46%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.76%	7.42%	2.38%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-0.57%	4.07%
Lipper Natural Resources Funds Index(3)	26.24%	12.05%	3.62%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003).

(2)

The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an index.

(3)

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

The Portfolio is advised by Caterpillar Investment Management Ltd.  Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd.  The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager  of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000. From 1992 to April 2000, Mr. Yoder was an investment manager with Mennonite Mutual Aid Inc.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a market capitalization of between $1 billion and $15 billion at the time of purchase. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may invest up to 20% of its total assets in the equity securities of foreign companies and in securities convertible into the common stock of U.S. companies, such as convertible preferred stock and convertible bonds. The Portfolio may also invest in investment grade debt securities such as corporate bonds, government securities and mortgage and other asset-backed securities.

The Portfolio strives to provide long-term capital appreciation through a multi-factor selection process. In seeking to accomplish this goal, the Adviser uses fundamental analysis to invest in stocks that are believed to be less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures. The Adviser also uses quantitative screening in seeking to identify mid-cap companies with attractive earnings growth, revenue growth, and balance sheet strength. The Adviser also attempts to identify industry and economic themes that can drive company profits.

The Portfolio may invest in companies that the A dviser believes are undervalued and may be subject to positive changes from new markets/products, restructuring, acquisitions, divestitures, mergers, change in management, regulatory change, or other changes that will enhance the value of the company.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

MID-SIZED COMPANIES. The Portfolio will invest primarily in companies with medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the period from July 1, 2002 to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and tables below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The return in the bar chart below does not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but does include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2003	38.24%

During the period shown in the bar chart, the highest return for a calendar quarter was 21.87% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –6.40% (quarter ended March 31, 2003 ).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual returns  with those of a broad measure of market performance over time.    The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1)

	Past	Life of Portfolio
	1 Year	(Since 7/1/02)
Mid Capitalization Portfolio:
Return Before Taxes	30.23%	5.24%
Return After Taxes on Distributions	30.23%	5.24%
Return After Taxes on Distributions and Sale of Portfolio Shares	19.65%	4.46%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap Index® (2)	40.06%	17.72%
Morningstar Mid Capitalization Blend Average(3)	36.42%	14.87%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003).

(2)

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of  the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion.  The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  Such costs would lower performance.

(3)

The Morningstar Mid Capitalization Blend Average, as of December 31, 2003, consisted of 383 mutual funds comprised of small market capitalization stocks.  Investors may not invest in the Average directly.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 200 4 ..

	Health & Biotechnology Portfolio	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio	Mid Capitalization Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%	5.75%	5.75%	5.75%	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	NONE	NONE	NONE	NONE	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed) #	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees(3)	1.25%	1.25%	1.25%	1.25%	0.75%
Distribution and/or Service (Rule 12b-1 ) Fees (4)	0.40%	0.40%	0.40%	0.40%	0.40%
Other Expenses(3)%		%	%	%	%
Total Annual Portfolio Operating Expenses (5) *	%	%	%	%	%

*EXPENSE REIMBURSEMENTS AND NET EXPENSES:  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999, applicable to the Class A Shares as of January 1, 2003. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap.  Expenses borne by the Manager after December 31, 2002 will be subject to reimbursement/waiver by the relevant class of each Portfolio up to three years from the date the fee or expense was incurred. The following are the Expense Caps for each of the Portfolios: Health & Biotechnology, 2.70%; Technology & Communications, 2.70%; Financial Services, 2.70%; Energy & Basic Materials, 2.70%; Mid Capitalization, 2.40%.

For the fiscal year ended August 31, 200 4 the net expenses for the Portfolios were:  Health & Biotechnology, ___ %  (taking into account the expenses reimbursement/waiver of ___ %); Technology & Communications, ___ % (taking into account the expenses reimbursement/waiver of ___ %); Financial Services, ___ % (taking into account the expenses reimbursement/waiver of ___ %); Energy & Basic Materials, ___ % (taking into account the expenses reimbursement/waiver of ___ %); and Mid Capitalization Portfolio ___ % (taking into account the expenses reimbursement/waiver of ___ %).    The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.    For the year ended August 31, 200 4 , no reimbursements/waiver payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.  In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement Agreement with Orbitex Management, Inc.  Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

(1)  Reduced for purchases of $50,000 or more by certain investors.

(2)

Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase.

(3)  MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from 0.75% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders.

(4)  The 12b-1 fee is accrued daily and payable monthly, at the annual rate of 0.40% of the average net assets of Class A shares.  Up to 0.25% of the average daily net assets may be paid directly to the Manager for support services.  A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee.  A service fee is a payment made for personal service and/or maintenance of shareholder accounts.

(5)  "Total Annual Portfolio Operating Expenses," as shown above, are based upon the sum of management fees, 12b-1 fees and "Other Expenses."

#

The following exchanges are exempt from the 2% redemption fee: responses to the SaratogaSharpR asset allocation program’s allocations and reallocations, employer sponsored retirement plans (e.g., 401(k) and profit sharing plans), and systematic withdrawal plans.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU HELD OR SOLD YOUR SHARES

	Health & Biotechnology Portfolio	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Material Portfolio	Mid Capitalization Portfolio
1 Year	$	$	$	$	$
3 Years
5 Years
10 Years

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DERIVATIVES AND OTHER STRATEGIES. Certain Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE TRADED FUNDS. The Health & Biotechnology Portfolio may invest up to 10% of its net assets in shares of various Exchange Traded Funds ("ETFs") that seek to track the performance of various portions or segments of the equity markets.   No more than 5% of the Portfolio's net assets will be invested in any one ETF.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to principal risks of investing in the Portfolios.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

STOCK MARKET RISK. Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in a Portfolio will go up and down, which means that you could lose money.

SMALL AND MID-SIZED COMPANIES. The Portfolios may invest in companies with small and medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion and mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that an Adviser believes is representative of its full value or that it may even go down in price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE TRADED FUNDS. Shares of exchange-traded index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio invests in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three week lag  on its public website until they are included in the Trust’s next shareholder report or quarterly report.

week lag;

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust's Manager. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

Portfolio	Manager's Fee
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%
Mid Capitalization Portfolio	0.75%

The Manager is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company.

ADVISERS

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a registered investment adviser located at UBS Tower, One North Wacker Drive, Chicago, IL 60606, serves as the Adviser to the Health & Biotechnology Portfolio.  As of September 30, 200 4 UBS Global AM had approximately $ ___ billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.  As of September 30, 200 4 , the Group had approximately $ ___ billion in assets under management.  UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

Columbus Circle Investors, a registered investment adviser located at Metro Center, One Station Place Stamford, CT  06902, serves as the Adviser to the Technology & Communications Portfolio. Columbus Circle Investors is an independently owned registered investment adviser that was established in 1975.  The firm provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations.  As of September 30, 200 4 , Columbus Circle Investors had approximately $ 3.5 billion in assets under management.

Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Financial Services Portfolio. The firm's predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $ 2.2 billion as of September 30, 200 4 ..

Caterpillar Investment Management Ltd. ("CIML"), a registered investment adviser located at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-1104, serves as the Adviser to the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio.  CIML is a wholly owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. As of September 30, 200 4 ,  CIML had approximately $ 3.4 billion in assets under management.

ADMINISTRATION

The Bank of New York, located at One Wall Street , 25 th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust's transfer agent.

Gemini Fund Services, LLC, located at 150 Motor Parkway, Suite #205, Hauppauge, NY  11788, provides administrative and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern  Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of an exchange that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a significant development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Aquarius Fund Distributors, LLC, the Trust's distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in: “Reduced Sales Charge".

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available.  The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-888-672-4839.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, NE 68137

Funds should be wired to:

First National Bank of Omaha

ABA No. 104000016

Credit:  Name of the Fund, DDA Account NO. 11286033

FBO:  Shareholder Name, Name of Fund, Shareholder Account Information

Dealers may charge a processing or service fee in connection with the purchase or redemption of fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means to you:  When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions  of shares of the Portfolios by shareholders, and“market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of  Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  Shareholders of the Portfolios will be charged a redemption fee of 2% of the value of shares being redeemed if shares are redeemed within 30 days of purchase. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares.” sections of this Prospectus.   The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the financial intermediary to monitor frequent short-term trading within the Portfolios by the financial intermediary’s customers.  There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemptions transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed.  Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDUCED SALES CHARGE

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums.  Please see the information set forth below for specific eligibility requirements. You must notify your authorized financial representative or the transfer agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail.  The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

  You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolios.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident.  See the discussions of "Right of Accumulation" and "Letter of Intent" below .. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge.  The following chart shows the sales charge you will pay based on the amount of your purchase.  You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [1]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None (See below) ²	None (See below) ²	(See below) ²

1 At the discretion of the Saratoga Advantage Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

2 The D istributor will pay certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States.  For purchases of $1 million to $3 million, the Distributor will pay 1%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any Saratoga Portfolio as part of your current investment as well as reinvested dividends .. To qualify for this option, you must be either:

an individual;

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.   If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Saratoga Portfolio as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Saratoga Portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Portfolios you currently own acquired in exchange for shares of Portfolios purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household).You should retain any records necessary to substantiate historical costs because the Trust, its transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividendsare not aggregated to achieve the stated investment goal.

OTHER CIRCUMSTANCES

Class A shares issued pursuant to the automatic reinvestment of income dividends and capital gains distributions are not subject to any sales charges.

CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at net asset value per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge ("CDSC") on shares redeemed within one year after purchase.  For investments made prior to January 1, 2003, the CDSC is based upon the investor ’ s original purchase price, or the current net asset value of the shares that they redeem, whichever is lower.  For investments that are made on or after January 1, 2003, the CDSC is based upon the investor ’ s original purchase price.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average net assets. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the NASD Conduct Rules .. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of Dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate Dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

CONTINUOUS OFFERING. For Class A shares of the Portfolios, the minimum initial investment in any individual Portfolio is $2,500. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 in any individual Portfolio. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in any Portfolio is $100. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 800-807-FUND (800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust's Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a medallion signature guarantee .. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $25,000.
6.	Any redemption check that is made payable to someone other than the shareholder(s).
7.	Any redemption check that is being mailed to a different address than the address of record.
8.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

  Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, industry exchanges from other Saratoga Portfolios, that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.  The following exchanges are exempt from the 2% redemption fee:  responses to the SaratogaSharpR asset allocation program’s allocations and reallocations, employer sponsored retirement  plans (e.g., 401(k) and profit sharing plans), and systematic withdrawal plans.

Intermediaries of omnibus accounts (such as 401(k) accounts) generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the financial intermediary to monitor redemptions within the Trust’s Portfolios by the financial intermediary’s customers and to collect the Portfolios’ redemption fee from their customers.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted .  Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash.  Dividends attributable to the net investment income are declared and paid at least annually. Distributions of any net realized long-term and short term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The Information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio for the fiscal years ended August 31, 2004, August 31, 2003 and April 30, 2003 has been audited by Tait, Weller and Baker, whose report, along with the Portfolios’' financial statements are included in the Portfolios’ August 31, 200 4 annual report which is available upon request.  The financial highlights for the fiscal years ended April 30, 2002 and prior had been audited by a nationally recognized independent accounting firm for the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Mid Capitalization Portfolio and  Energy & Basic Materials Portfolio had fiscal year ends of April 30.

CLASS A SHARES

PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call: (800) 807-FUND.

You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be re viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Trust's Investment Company Act file number is 811-08542.

CLASS B SHARES
PROSPECTUS DATED DECEMBER 30, 2004

T H E    S A R A T O G A    A D V A N T A G E    T R U S T

The Saratoga Advantage Trust is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 800-807-FUND.

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The Portfolio is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). All investment decisions for the Portfolio are made by Reich & Tang's investment department ..

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio’s share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. government.

•

Securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.

•

Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. government, its agencies and instrumentalities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio’s U.S. government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio’s assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

Additionally, with respect to U.S. government securities which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1999	3.23%
2000	4.44%
2001	2.61%
2002	0.23%
2003	0.03%

During the period shown in the bar chart, the highest return for a calendar quarter was 1.17% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was 0.01% (quarter ended September 30, 2003).  Year to date total return as of September 30, 2004 was ___%.

 *Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher.  You may obtain the Portfolio’s current 7-day yeld by calling toll free 800-807-FUND.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 1/4/99)
U.S. Government Money Market Portfolio(1):	-4.97%	1.72%
90 Day T-Bills	1.05%	3.49%**
Index: (Reflects on deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index(2)	0.54%	2.99%*

*

December 31, 1998 used in calculation.

**

January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The Lipper U.S. Treasury Money Market Index consists of the 30 largest mutual funds that invest principally in U.S. treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value. Indexes are not managed, and it is not possible to invest in an Index.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC.  The Portfolio is managed by a team that includes J. Peter Skirkanich and Douglas P. Edler, CFA .. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985.  Mr. Edler is a Managing of Fox, which he joined in 1999.  From 1985 to 1999, Mr. Edler was a portfolio manager with J.P. Morgan & Co., Inc., where he co-managed that firm’s proprietary fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities or in non-rated securities considered by the Adviser to be of comparable quality. The Portfolio may also invest in non-convertible fixed income preferred stock and mortgage pass-through securities. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer’s creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac”.  Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have  the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with junk bonds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1999	-0.85%
2000	8.94%
2001	6.68%
2002	7.36%
2003	1.99%

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.28% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -0.72% (quarter ended March 31, 2002).  Year to date total return as of September 30, 2004 was ___%.

* Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolios shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 1/4/99)
Investment Quality Bond Portfolio(1):
Return Before Taxes	-2.84%	4.44%
Return After Taxes on Distributions	-4.23%	2.71%
Return After Taxes on Distributions and Sale of Portfolio Shares	-1.33%	2.79%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Intermediate Government/Credit Bond Index(2)	4.31%	6.65%*
Lipper Short-Intermediate Investment Grade Debt Funds Index (3)	3.85%	5.72%*

* December 31, 1998 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Intermediate Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Intermediate Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Intermediate Government/Credit Bond Index is an unmanaged index.  Unlike the returns for the Portfolio, the returns for Index do not include fees and expenses.  Such costs would lower performance.  Investors may not invest directly in the Index.

(3)

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a management team that includes Matthew Greenwald, Senior Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber’s Mitchell Hutchins Asset Management. Mr. Greenwald is a graduate of Penn State University and earned his MBA from Columbia University.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio’s Adviser generally invests the Portfolio’s assets in municipal obligations. There are no maturity limitations on the Portfolio’s securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service Inc. ("Moody’s"), Standard & Poor’s Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax" although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer’s faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio’s municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.

When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1999	– 6.62%
2000	12.64%
2001	1.78%
2002	6.86%
2003	3.13%

During the period shown in the bar chart, the highest return for a calendar quarter was 5.36% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -2.94% (quarter ended June 30, 1999).  Year to date total return as of September 30, 2004 was ___%.

*

Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 1/4/99)
Municipal Bond Portfolio(1):
Return Before Taxes	-1.87%	3.04%
Return After Taxes on Distributions	-1.96%	2.92%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.28%	2.98%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Brothers Municipal Bond Index(2)	5.31%	5.83%*
Lipper General Municipal Debt Funds Index(3)	5.34%	4.90%*

* December 31, 1998 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index.  Unlike the returns for the Portfolio, the returns for the Index not include fees and expenses. Such costs would lower performance.   Investors may not invest directly in the Index.

(3)

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team’s purchase and sale recommendations. Mr. LeCates, who joined OpCap Advisors in 1995, is also a Senior Investment Professional at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 33 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate from Princeton University and earned his MBA in finance from Harvard Business School.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $1 billion or greater at the time of purchase. In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on highly liquid equity securities that, in the Adviser’s opinion, have above average price appreciation potential at the time of purchase. In general, securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor’s 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the issuer’s ability to generate cash flow in excess of business needs and sustain above average profitability, as well as industry outlook and market share, are also considered by the Adviser.

In addition, the Portfolio may invest in stock index futures contracts and options.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1999	0.42%
2000	10.38%
2001	-4.58%
2002	-29.39%
2003	30.43%

During the period shown in the bar chart, the highest return for a calendar quarter was 15.65% (quarter ended June 30, 200) and the lowest return for a calendar quarter was –3.07% (quarter ended March 31, 2003).  Year to date total return as of September 30, 2004 was ___%.

*

Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 1/4/99)
Large Capitalization Value Portfolio(1):
Return Before Taxes	25.43%	-0.85%
Return After Taxes on Distributions	25.43%	-2.06%
Return After Taxes on Distributions and Sale of Portfolio Shares	16.53%	-1.24%
Indices: (Reflcts no deduction for fees, expenses or taxes)
S&P/Barra Vaue Index(2)	31.79%	1.95%*
Morningstar Large Value Average(3)	26.26%	2.84%**

*   December 31, 1998 used in calculation.

** January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 index according to price-to-book ratios.  This unmanaged index contains stocks with lower price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.   Such costs would lower performance. Investors may not invest directly in the Index.

(3)

The Morningstar Large Value Average, as of December 31, 2003 consisted of 928 mutual funds comprised of large market capitalization value stocks. Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown  and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committees of Harris Bretall. The Portfolio is managed by a management team that includes Gordon Ceresino, William Vaughn and Susan Foley.  Mr. Ceresino is the Chief Executive Officer of Harris Bretall and has been associated with the firm since 1991.  Mr. Vaughn and Mrs. Foley are senior portfolio managers, and have been associated with the firm since 1995 and 1989 respectively Mrs. Foley also is a member of the Harris Bretall Board of Directors.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $3 billion or more. The Adviser uses a stock ranking process, which is a bottom-up fundamental approach, executed in a disciplined manner.  In deciding which securities to buy, hold or sell, the Adviser evaluates six fundamental variables that it believes determine future returns such as (i) earnings estimate revisions; (ii) long-term growth rate; (iii) share buyback/issuance; (iv) earnings to price; (v) tangible book to price and (vi) earnings risk.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1999	33.62%
2000	-22.27%
2001	-28.64%
2002	-31.67%
2003	23.76%

During the period shown in the bar chart, the highest return for a calendar quarter was 24.87% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was - 4.53% (quarter ended September 30, 2001).  Year to date total return as of September 30, 2004 was ___%.

*

Class B shares of the Portfolio commenced operations on January 4, 1999

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 1/4/99)
Large Capitalization Growth Portfolio(1):
Return Before Taxes	18.76%	-9.30%
Return After Taxes on Distributions	18.76%	-10.05%
Return After Taxes on Distributions and Sale of Portfolio Shares	12.19%	-7.58%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P/Barra Growth Index(2)	25.66%	-3.49%*
Morningstar Large Growth Average(3)	30.65%	-2.80%**

*

December 31, 1998 used in calculation.

**

January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged index contains stocks with higher price-to-book ratios and is market capitalization weighted.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.   Such costs would lower performance. Investors may not invest directly in the Index.

(3)

The Morningstar Large Growth Average, as of December 31, 2003, consisted of 1,221 mutual funds comprised of large market capitalization growth stocks.   Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

The Portfolio is advised by Caterpillar Investment Management Ltd.  Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd.  The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager  of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.  From 1992 to April 2000, Mr. Yoder was an investment manager with Mennonite Mutual Aid Inc.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a market capitalization of between $1 billion and $15 billion at the time of purchase. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may invest up to 20% of its total assets in the equity securities of foreign companies and in securities convertible into the common stock of U.S. companies, such as convertible preferred stock and convertible bonds. The Portfolio may also invest in investment grade debt securities such as corporate bonds, government securities and mortgage and other asset-backed securities.

The Portfolio strives to provide long-term capital appreciation through a multi-factor selection process. In seeking to accomplish this goal, the Adviser uses fundamental analysis to invest in stocks that are believed to be less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures. The Adviser also uses quantitative screening in seeking to identify mid-cap companies with attractive earnings growth, revenue growth, and balance sheet strength. The Adviser also attempts to identify industry and economic themes that can drive company profits.

The Portfolio may invest in companies that the A dviser believes are undervalued and may be subject to positive changes from new markets/products, restructuring, acquisitions, divestitures, mergers, change in management, regulatory change, or other changes that will enhance the value of the company.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.

When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

MID-SIZED COMPANIES. The Portfolio will invest primarily in companies with medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the period from July 1, 2002 to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart below shows the performance of the Class B shares of the Predecessor Fund and the Portfolio over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

2003	37.41%

During the period shown in the bar chart, the highest return for a calendar quarter was 21.73% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –4.72% (quarter ended March 31, 2003).  Year to date total return as of September 30, 2004 was ___%.

*

Class B shares of the Portfolio commenced operations on July 1, 2002.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class B shares of the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 7/1/02)
Mid Capitalization Portfolio(1):
Return Before Taxes	32.41%	6.20%
Return After Taxes on Distributions	32.41%	6.20%
Return After Taxes on Distributions and Sale of Portfolio Shares	21.07%	5.28%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Mid cap Index ® (2)	40.06%	17.72%
Morningstar Mid Capitalization Blend Average (3)	36.42%	14.87%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of  the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion.  The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  Such costs would lower performance.

(3)

The Morningstar Mid Capitalization Blend Average, as of December 31, 2003, consisted of 383 mutual funds comprised of small market capitalization stocks.   Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Portfolio is advised by Fox Asset Management LLC.  It is managed by a management team led by J. Peter Skirkanich and George C. Pierides, who are the key small-cap personnel on the firm’s Investment Committee. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Pierides is a Senior Managing Director and Director of Small-Cap Equities; he joined the firm in 1995 from Windward Asset Management.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 Index. The Portfolio will also occasionally invest a portion of its assets in mid cap stocks that are small relative to their industries that the A dviser believes have compelling valuations and, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio’s investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio’s ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small c ap companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small cap companies may not pay a dividend.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1999	12.33%
2000	21.01%
2001	5.79%
2002	-9.42%
2003	34.30%

During the period shown in the bar chart, the highest return for a calendar quarter was 22.34% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -17.51% (quarter ended September 30, 2001).  Year to date total return as of September 30, 2004 was ___%.

*

Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 1/4/99)
Small Capitalization Portfolio(1):
Return Before Taxes	29.30%	11.57%
Return After Taxes on Distributions	28.92%	9.31%
Return After Taxes on Distributions and Sale of Portfolio Shares	19.55%	8.72%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000 Index(2)	47.25%	7.18%
Morningstar Small Blend Average(3)	42.77%	11.09%*

* January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 2000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged Index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses (which would lower performance) and reflect reinvested dividends. Investors may not invest in the Index directly.

(3)

The Morningstar Small Blend Average, as of December 31, 2003, consisted of 383 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

 The Portfolio is advised by the International Value Investment team of OpCap Advisors (“OpCap”), which is managed by Elisa Mazen. Ms. Mazen, a Portfolio Manager/Analyst at Oppenheimer Capital, manages Oppenheimer Capital’s International Equity and Global Equity strategies. Prior to joining the firm in 1994, Ms. Mazen was an international portfolio manager at Clemente Capital, with analyst responsibilities for the United States, Canada, Turkey, and Israel.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common and preferred stock and other securities such as depositary receipts, bonds, rights and warrants that are convertible into common stock. Under normal market conditions, at least 65% of the Portfolio’s assets will be invested in securities of issuers located in at least three foreign countries, including countries with developing and emerging economies. The Portfolio expects that its investments in foreign issuers will generally take the form of depositary receipts. These are dollar denominated receipts, which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer’s competitive position or potential earnings.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.  While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely effect the value of the Portfolios’ investments.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.  Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1999	35.56%
2000	-18.94%
2001	-29.13%
2002	-24.26%
2003	30.64%

During the period shown in the bar chart, the highest return for a calendar quarter was 27.15% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was  -23.59% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

*

Class B shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 1/4/99)
International Equity Portfolio(1):
Return Before Taxes	25.64%	-5.50%
Return After Taxes on Distributions	25.64%	-6.03%
Return After Taxes on Distributions and Sale of Portfolio Shares	16.66%	4.69%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. Dollars)(2)	39.17%	0.26%*

*

December 31, 1998 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

(2)

MSCI EAFE®Index (Europe, Australia, Far East is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest in the Index directly.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

THE ADVISER

Investment decisions for the Portfolio are made by an investment management team at UBS Global Asset Management (Americas) Inc.  No individual member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity, equity-related or debt securities of healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization").   The Portfolio expects to invest primarily in common stocks of companies located throughout the world.  The Adviser selects securities whose fundamental values it believes are greater than their market prices. The Adviser bases its estimate of value upon economic and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

 "Healthcare company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and design, manufacture, or sale of healthcare-related products and services.

"Biotechnology company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments.

The Portfolio also defines a "healthcare or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a healthcare or biotechnology company. The Portfolio considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits comes from those activities or at least 50% of the company’s assets were devoted to such activities based upon the company’s most recent fiscal year.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

HEALTHCARE AND BIOTECHNOLOGY SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company’s market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product’s transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Class B shares of the Predecessor Fund and the Portfolio has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2000	55.00%
2001	-10.16%
2002	-41.85%
2003	12.35%

During the periods shown in the bar chart, the highest return for a calendar quarter was 40.57% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.91% (quarter ended March 31, 2001).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class B share of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003) with those of a broad measure of market performance over time. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 7/15/99)
Health & Biotechnology Portfolio(1):
Return Before Taxes	7.35%	4.71%
Return After Taxes on Distributions	7.35%	4.49%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.78%	3.95%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-3.79%
MSCI World Healthcare Index(3)	17.98%	-0.54%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003).

(2)

The S&P 500 (Reg. TM) Index is an unmanaged Index. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such  costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance.  As of April 2002 the MSCI World Healthcare Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  Indexes are not managed and their returns do not include any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Columbus Circle Investors.  Stock selection for the Portfolio is made by Anthony Rizza, CFA, Senior Managing Director.  Mr. Rizza created and subsequently managed Columbus Circle Investors’ Technology process since January 1, 1995.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their market capitalization. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company’s revenues or earnings were derived from technology activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company’s revenues or earnings were derived from communications activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and internet and network equipment and services.

The Portfolio expects to invest primarily in U.S. and foreign common stocks but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the communications, information and technology industries.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management.   Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

TECHNOLOGY AND COMMUNICATIONS SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Class B shares of the Predecessor Fund and the Portfolio has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1999	166.40%
2000	-36.86%
2001	-54.76%
2002	-50.46%
2003	39.34%

During the periods shown in the bar chart, the highest return for a calendar quarter was 62.41% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -44.39% (quarter ended December 31, 2000).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003) with those of a broad measure of market performance over time. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 9/16/98)
Technology & Communications Portfolio(1):
Return Before Taxes	34.34%	-12.29%	-8.84%
Return After Taxes on Distributions	34.34%	-15.02%	-11.56%
Return After Taxes on Distributions and Sale of Portfolio Shares	22.32%	-9.16%	-6.47%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-0.57%	2.63%
Lipper Science & Technology Funds Index(3)	51.31%	-2.89%	3.25%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003).

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C.  Stock selection for the Portfolio is made by the Investment Committee of Harris Bretall Sullivan & Smith, L.L.C.   The Portfolio is managed by a management team that includes David Post and Henry B. D. Smith . Mr. Post is a partner at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1994.  Mr. Smith is Chief Investment Officer and partner at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1983.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign securities issued by financial services companies, regardless of their stock market value (or "market capitalization"). Normally at least 25% of the Portfolio’s total assets is expected to be in securities of companies in the Finance and Insurance industries, and up to 25% in U.S. and foreign securities outside of financial s ervices .. The Adviser expects to invest primarily in U.S. and foreign common stocks, but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the financial services industries.

The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. The Adviser uses a stock ranking process, which is a bottom-up fundamental approach, executed in a disciplined manner.  In deciding which securities to buy, hold or sell, the Adviser evaluates six fundamental variables that it believes determine future returns such as (i) earnings estimate revisions; (ii) long-term growth rate; (iii) share buyback/issuance; (iv) earnings to price; (v) tangible book to price and (vi) earnings risk.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company’s ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio’s performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.  The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Class B shares of the Predecessor Fund and the Portfolio has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2001	-5.86%
2002	-15.37%
2003	25.62%

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.50% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.26% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003) with those of a broad measure of market performance over time. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 8/1/00)
Financial Services Portfolio(1):
Return Before Taxes	20.62%	3.84%
Return After Taxes on Distributions	20.62%	3.78%
Return After Taxes on Distributions and Sale of Portfolio Shares	13.40%	3.25%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-5.82%
Financial Services Sector Index(3)	31.03%	4.63%*

*

 July 31, 2000 used in calculation.

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003).

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The S&P Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by S&P.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Caterpillar Investment Management Ltd.  Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd.  The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000. From 1992 to  April 2000, Mr. Yoder was an investment manager with Mennonite Mutual Aid Inc.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in common stock of domestic and foreign issuers regardless of their size. It expects to invest primarily in U.S. common stocks but may also invest in other types of equity securities and debt securities of any quality, and may invest up to 25% of its total assets in foreign companies.

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries. The Portfolio may also invest a portion of its assets in securities of companies in the oil and natural gas exploration, development, production and distribution industry, securities of companies in the mining industry; and securities of companies in the precious metals industry.

The Portfolio invests in securities of companies that are deemed to be undervalued, and therefore are believed to offer above-average potential for capital appreciation. These securities include securities of companies that are engaged in the energy, basic materials and other related businesses that are out of favor with investors and are trading at prices that the adviser believes are below their true worth based on each company’s potential earnings, asset values and dividend yield.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

ENERGY AND BASIC MATERIALS SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Class B shares of the Predecessor Fund and the Portfolio has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1999	39.15%
2000	24.44%
2001	-13.73%
2002	-6.42%
2003	18.09%

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.12% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was –22.66% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003) with those of a broad measure of market performance over time.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 9/21/98)
Energy & Basic Materials Portfolio(1):
Return Before Taxes	13.09%	10.27%	9.29%
Return After Taxes on Distributions	13.09%	8.67%	7.52%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.51%	7.88%	6.88%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500(Reg. TM) Index(2)	28.68%	-0.57%	3.04%
Lipper Natural Resources Funds Index(3)	26.24%	12.05%	10.51%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003).

(2)

The S&P 500(Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 200 4 ..

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio	Large Capitalization Growth Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(1)	5.00%	5.00%	5.00%	5.00%	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	NONE	2.00%	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees(2)	0.475%	0.55%	0.55%	0.65%	0.65%
Distribution and/or Service (Rule 12b-1 ) Fees (3)(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses(2)%		%	%	%	%

Total Annual Portfolio Operating Expenses (5)*	%	%	%	%	%

	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio	Technology & Communications Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%	5.00%	5.00%	5.00%	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees(2)	0.75%	0.65%	0.75%	1.25%	1.25%
Distribution and/or Service (Rule 12b-1 ) Fees (3)(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses(2)%		%	%	%	%

Total Annual Portfolio Operating Expenses (5)*	%	%	%	%	%

	Financial Services Portfolio	Energy & Basic Materials Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%
Exchange Fee	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees(2)	1.25%	1.25%
Distribution and/or Service (Rule 12b-1 ) Fees (3)(4)	1.00%	1.00%
Other Expenses(2)%		%
Total Annual Portfolio Operating Expenses(5)*	%	%

*EXPENSE REIMBURSEMENTS AND NET EXPENSES:  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. Expenses borne by the Manager after December 31, 2002 will be subject to reimbursement/waiver by the relevant class of each Portfolio up to three years from the date the fee or expense was incurred. The following are the Expense Caps for each of the Portfolios: U.S. Government Money Market, 2.25%; Investment Quality Bond, 2.40%; Municipal Bond, 2.40%; Large Capitalization Value, 3.00%; Large Capitalization Growth, 3.00%; Mid Capitalization, 3.00%, Small Capitalization, 3.00%; International Equity, 3.30%; Health & Biotechnology, 3.30%; Technology & Communications, 3.30%; Financial Services, 3.30%, Energy & Basic Materials, 3.30%.

For the fiscal year ended August 31, 200 4 the net expenses for certain of the Portfolios were: U.S. Government Money Market, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Investment Quality Bond, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Municipal Bond, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Large Capitalization Value, ___ % (taking into account the expense reimbursement/waiver of ___ %); Large Capitalization Growth, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Mid Capitalization, ___% (taking into account the expense reimbursement/waiver of ___%); Small Capitalization, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); International Equity, ___ % (taking into account the expense reimbursement/waiver of ___ % ) ; Health & Biotechnology, ___ % (taking into account the expense reimbursement/waiver of ___ %); Technology & Communications, ___ % (taking into account the expense reimbursement/waiver of ___ %); Financial Services, ___ % (taking into account the expense reimbursement/waiver of ___ %); and Energy & Basic Materials, ___ % (taking into account the expense reimbursement/waiver of ___ %) .   The Expense Agreement can be terminated by either party, without penalty, upon 60 days’ prior notice.    For the year ended August 31, 200 4 , no reimbursements/waiver payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.  In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement Agreement with Orbitex Management, Inc.  Thus, the "Other Expenses" of the combined portfolio also includes such obligations of the Predecessor Orbitex Fund.

(1)

The Contingent Deferred Sales Charge is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(2)

MANAGEMENT FEES AND  OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio’s allocated portion of the costs associated with maintaining the Trust’s legal existence and the costs involved in the Trust’s communications with shareholders

(3)

The 12b-1 fee is accrued daily and payable monthly, at the annual rate of 1% of the average net assets of Class B Shares. Up to 0.25% of the average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or maintenance of shareholder accounts.

(4)

Upon conversion of Class B shares to Class I shares, such shares will not be subject to a 12b-1 Fee. No sales charge is imposed at the time of conversion of Class B shares to Class I shares (see "Shareholder Information—Contingent Deferred Sales Charge").

(5)

"Total Annual Portfolio Operating Expenses," as shown above, are based upon the sum of Management Fees, 12b-1 Fees and "Other Expenses."

#

The following exchanges are exempt from the 2% redemption fee: responses to the SaratogaSharpR asset allocation program’s allocations and reallocations, employer sponsored retirement plans (e.g., 401(k) and profit sharing plans), and systematic withdrawal plans.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio	Large Capitalization Growth Portfolio
1 year	$	$	$	$	$
3 years
5 years
10 years

	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio	Technology & Communications Portfolio
1 year	$	$	$	$	$
3 years
5 years
10 years.

	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$	$
3 years
5 years
10 years

IF YOU HELD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio	Large Capitalization Growth Portfolio
1 year	$	$	$	$	$
3 years
5 years
10 years

	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio	Technology & Communications Portfolio
1 year	$		$$353	$	$
3 years
5 years
10 years

	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$	$
3 years
5 years
10 years

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio’s principal strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor’s investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser’s ability to protect a Portfolio’s capital during declines in the particular segment of the market to which the Portfolio’s assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolio’s investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio’s net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DERIVATIVES AND OTHER STRATEGIES. Certain Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio’s holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio’s holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio’s performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE TRADED FUNDS. The Health & Biotechnology Portfolio and International Equity Portfolio may invest up to 10% of its net assets in shares of various Exchange Traded Funds ("ETFs") that seek to track the performance of various portions or segments of the equity markets.   No more than 5% of the Portfolio's net assets will be invested in any one ETF.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to principal risks of investing in the Portfolios.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

JUNK BONDS. A Portfolio’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio’s net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser’s predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio’s participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio’s volatility and may involve a significant risk.

STOCK MARKET RISK. Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in a Portfolio will go up and down, which means that you could lose money.

SMALL AND MID-SIZED COMPANIES. Certain Portfolios may invest in companies with small and medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion and mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE TRADED FUNDS. Shares of exchange-traded index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio or International Equity Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three week lag  on its public website until they are included in the Trust’s next shareholder report or quarterly report.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 800-807-FUND.

..

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

Portfolio	Manager’s Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

The Manager is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company.

ADVISERS

The following sets forth certain information about each of the Advisers:

Reich & Tang Asset Management, LLC ("Reich & Tang"), a registered investment adviser located at 600 Fifth Avenue, 8th Floor, New York, NY 10020, serves as the Adviser to the U.S. Government Money Market Portfolio. Reich & Tang has been an investment adviser since 1970 and advises mutual funds, pension trusts, profit-sharing trusts and endowments. As of September 30, 200 4 , Reich & Tang had approximately $ 17.7 billion in assets under management.

OpCap Advisors (“OpCap”) is a registered investment adviser and wholly-owned subsidiary of Oppenheimer Capital LLC, a registered investment advisor which was founded in 1969.  OpCap serves as a registered investment sub-adviser to the Municipal Bond Portfolio, the Large Capitalization Value Portfolio and the International Equity Portfolio. OpCap has operated as an investment adviser to investment companies and other investors since its organization in 1980.  As of September 30, 2004, OpCap including Oppenheimer Capital LLC, advised accounts having assets in excess of $22.5 billion. OpCap is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.

OpCap is wholly-owned by Oppenheimer Capital LLC, which is wholly-owned by Allianz Dresdner Asset Management U.S. Equities LLC, a subsidiary of Allianz Dresdner Asset Management of America L.P. The general partner of Allianz Dresdner Asset Management of America L.P. is Allianz-PacLife Partners LLP.  Allianz AG has majority ownership of, and controls, Allianz Dresdner Asset Management of America L.P. and its subsidiaries, including Oppenheimer Capital LLC and OpCap ..

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of September 30, 200 4 , assets under management by Fox were approximately $ 3.0 billion.

Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Large Capitalization Growth Portfolio and the Financial Services Portfolio. The firm’s predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $ 2.2 billion as of September 30, 200 4 ..

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a registered investment adviser located at  UBS Tower, One North Wacker Drive, Chicago, IL 60606, serves as the Adviser to the Health & Biotechnology Portfolio.  As of September 30, 200 4 UBS Global AM had approximately $ ___ billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.  As of September 30, 200 4 , the Group had approximately $ ___ billion in assets under management.  UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

Columbus Circle Investors, a registered investment adviser located at Metro Center, One Station Place Stamford, CT  06902, serves as the Adviser to the Technology & Communications Portfolio. Columbus Circle Investors is an independently owned registered investment adviser that was established in 1975.  The firm provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations.  As of September 30, 200 4 Columbus Circle Investors had approximately $ 3.5 billion in assets under management.

Caterpillar Investment Management Ltd. ("CIML"), a registered investment adviser located at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-1104, serves as the Adviser to the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio.  CIML is a wholly owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. As of September 30, 200 4 CIML had approximately $ 3.4 billion in assets under management.

ADMINISTRATION

The Bank of New York, located at One Wall Street , 25 th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust’s transfer agent.

Gemini Fund Services, LLC, located at 150 Motor Parkway, Suite #205, Hauppauge, New York 11788, provides administrative and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio’s investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio’s portfolio securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security’s market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of an exchange that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a significant development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Aquarius Fund Distributors, LLC, the Trust’s distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-888-672-4839.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, NE 68137

Funds should be wired to:

First National Bank of Omaha

ABA No. 104000016

Credit: Name of the Fund, DDA Account NO. 11286033

FBO:  Shareholder Name, Name of Fund, Shareholder Account Information

The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Dealers may charge a processing or service fee in connection with the purchase or redemption of fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means to you:  When you open an account we will ask your name, address, date of birth and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sale/account charges and/or tax penalties) or take any other action required by law.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing often times involves the frequent purchases and redemptions  of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of  Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer  may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”).  To the extent that a Portfolio investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  With the exception of the U.S. Government Money Market Portfolio, shareholders of the Portfolios will be charged a redemption fee of 2% of the value of shares being redeemed if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in this section, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the financial intermediary to monitor frequent short-term trading within the Portfolios by the financial intermediary’s customers.  There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemptions transactions involving the Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed.  Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC, however, will be imposed on most shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for shares made during the six years preceding the redemption. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower.  For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price. In addition, shares are subject to an annual 12b-1 fee of 1.0 0 % of the average daily net assets.

Certain shareholders may be eligible for CDSC waivers.  Please see the information set forth below for specific eligibility requirements.  You must notify your authorized financial representative or the transfer agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver.  Similar notification must be made in writing when an order is placed by mail.  The  CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s transfer agent does not confirm your represented holdings.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

Shares of the Trust which are held for six years or more after purchase will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following tables:

For investments that were made prior to January 1, 2003:

YEAR SINCE PURCHASE PAYMENT MADE	CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First	5.0%
Second	4.0%
Third	4.0%
Fourth	3.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

For investments that are made on or after January 1, 2003:

YEAR SINCE PURCHASE PAYMENT MADE	CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First	5.0%
Second	4.0%
Third	3.0%
Fourth	3.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

(3) certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

CONVERSION TO CLASS I SHARES. Class B shares will convert automatically to Class I shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately eight (8) years after the date of the original purchase, or if acquired through an exchange or a series of exchanges, from the date the original shares were purchased. The conversion of shares will take place in the month following the eighth anniversary of the purchase. There will also be converted at that time such proportion of shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her shares converting at the time bears to the total number of outstanding shares purchased and owned by the shareholder.

Currently, the Class I share conversion is not a taxable event, the conversion feature may be canceled if it is deemed a taxable event in the future by the Internal Revenue Service.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the NASD Conduct Rules .. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of Dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate Dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

CONTINUOUS OFFERING. For Class B shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 800-807-FUND (800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined less the CDSC. A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust’s Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.   Re-registration of the account.

2.   Changing bank wiring instructions on the account.

3.   Name change on the account.

4.   Setting up/changing systematic withdrawal plan to a secondary address.

5.   Redemptions greater than $25,000.

6.   Any redemption check that is made payable to someone other than the shareholder(s).

7.   Any redemption check that is being mailed to a different address than the address of record.

8.   Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, industry exchanges from other Saratoga Portfolios, that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.  The following exchanges are exempt from the 2% redemption fee:   responses to the SaratogaSharpR asset allocation program’s allocations and reallocations, employer sponsored   retirement plans (e.g., 401(k) and profit sharing plans), and systematic withdrawal plans.

Intermediaries of omnibus accounts (such as 401(k) accounts) generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the financial intermediary to monitor redemptions within the Trust’s Portfolios by the financial intermediary’s customers and to collect the Portfolios’ redemption fee from their customers.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the Share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted .  Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement.  Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt – interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio and the International Equity Portfolio for the fiscal year s ended August 31, 2004 and August 31, 2003 has been audited by Tait, Weller and Baker, whose report, along with the Portfolios’’ financial statements are included in the Portfolios’’ August 31, 200 4 annual report, which is available upon request.  The financial highlights for the fiscal years ended August 31, 2002 and prior had been audited by a nationally recognized independent accounting firm, whose report, along with the financial statements for each of these Portfolios is included in the annual report, which is available upon request.

The information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio for the fiscal years ended August 31, 2004, August 31, 2003 and April 30, 2003 has been audited by Tait, Weller and Baker, whose report, along with the Portfolios’ financial statements are included in the Portfolios’’ August 31, 200 4 annual report which is available upon request.  The financial highlights for the fiscal years ended April 30, 2002 and prior had been audited by a nationally recognized independent accounting firm for the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios’ Predecessor Orbitex Funds, is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and Mid Capitalization Portfolio  had fiscal year ends of April 30.

CLASS B SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call: (800) 807-FUND.

You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be re viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Trust’s Investment Company Act file number is 811-08542.

CLASS C SHARES
PROSPECTUS DATED DECEMBER 30, 2004

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The Saratoga Advantage Trust is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

The Portfolios are managed by -Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS	PAGE 1
U.S. GOVERNMENT MONEY MARKET PORTFOLIO	1
INVESTMENT QUALITY BOND PORTFOLIO	4
MUNICIPAL BOND PORTFOLIO	8
LARGE CAPITALIZATION VALUE PORTFOLIO	12
LARGE CAPITALIZATION GROWTH PORTFOLIO	15
MID CAPITALIZATION PORTFOLIO	18
SMALL CAPITALIZATION PORTFOLIO	23
INTERNATIONAL EQUITY PORTFOLIO	26
HEALTH & BIOTECHNOLOGY PORTFOLIO	30
TECHNOLOGY & COMMUNICATIONS PORTFOLIO	35
FINANCIAL SERVICES PORTFOLIO	40
ENERGY & BASIC MATERIALS PORTFOLIO	45
SUMMARY OF TRUST EXPENSES	50
ADDITIONAL INVESTMENT STRATEGY INFORMATION	54
ADDITIONAL RISK INFORMATION	55
PORTFOLIO HOLDINGS
INVESTMENT MANAGER	57
ADVISERS	58
ADMINISTRATION	59
SHAREHOLDER INFORMATION	59
PRICING OF PORTFOLIO SHARES	59
PURCHASE OF SHARES	60
FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
CONTINGENT DEFERRED SALES CHARGE	61
PLAN OF DISTRIBUTION	62
REDEMPTION OF SHARES	63
DIVIDENDS AND DISTRIBUTIONS	66
TAX CONSEQUENCES	66
FINANCIAL HIGHLIGHTS	68

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 800-807-FUND.

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The Portfolio is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). All investment decisions for the Portfolio are made by Reich & Tang's investment department ..

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio’s share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. government.

•

Securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.

•

Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio’s U.S. government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio’s assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

Additionally, with respect to U.S. government securities which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1999	3.28%
2000	4.44%
2001	2.62%
2002	0.22%
2003	0.02%

During the period shown in the bar chart, the highest return for a calendar quarter was 1.18% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was 0.01% (quarter ended December 31, 2002).  Year to date total return as of September 30, 2004 was ___%.

* Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.  You may obtain the Portfolio’s current 7-day yield by calling toll free 800-807-FUND.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 1/4/99)

U.S. Government Money Market Portfolio(1):	-0.98%	2.10%
90 Day T-Bills	1.05%	3.49%**
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index(2)	0.54%	2.99%*

* December 31, 1998 used in calculation.

**  January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares as described under "contingent deferred sales charge."

(2)

The Lipper U.S. Treasury Money Market Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value. Indexes are not managed, and it is not possible to invest in an Index.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC .  The Portfolio is managed by a team that includes J. Peter Skirkanich and Doug las P. Edler , CFA .. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985.   Mr. Edler is a Managing Director of Fox; he joined Fox in 1999 from J. P. Morgan & Co., Inc., where he co-managed that firm’s proprietary fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities or in non-rated securities considered by the Adviser to be of comparable quality. The Portfolio may also invest in non-convertible fixed income preferred stock and mortgage pass-through securities. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer’s creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade .

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with junk bonds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the portfolio’s shares has varied from year to year over the life of the portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1999	- 0.73%
2000	8.93%
2001	6.68%
2002	7.36%
2003	1.99%

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.28% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was –0.72% (quarter ended March 31, 2002).  Year to date total return as of September 30, 2004 was ___%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 1/4/99)
Investment Quality Bond Portfolio(1):
Return Before Taxes	1. 02%	4.80%
Return After Taxes on Distributions	-0.37%	3.08%
Return After Taxes on Distributions and Sale of Portfolio Shares	1. 17%	3.11%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Intermediate Government/Credit Bond Index (2)	4.31%	6.65%*
Lipper Short-Intermediate Investment Grade Debt Funds Index (3)	3.85%	5.72%*

* December 31, 1998 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Intermediate Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Intermediate Government/ Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Lehman Intermediate Government/ Credit Bond Index is an unmanaged index.   Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Such costs would lower performance. Investors may not invest directly in the Index.

(3)

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a management team that includes Matthew Greenwald, Senior Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber’s Mitchell Hutchins Asset Management.  Mr. Greenwald is a graduate of Penn State University and earned his MBA from Columbia University.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio’s Adviser generally invests the Portfolio’s assets in municipal obligations. There are no maturity limitations on the Portfolio’s securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service Inc. ("Moody’s"), Standard & Poor’s Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax" although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer’s faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio’s municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the portfolio’s shares has varied from year to year over the life of the portfolio. It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1999	- 6.72%
2000	12.41%
2001	1.89%
2002	6.94%
2003	2.84%

During the period shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -2.74% (quarter ended June 30, 1999).  Year to date total return as of September 30, 2004 was ___%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 1/4/99
Municipal Bond Portfolio(1):
Return Before Taxes	1.84%	3.30%
Return After Taxes on Distributions	1.75%	3.19%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.13%	3.19%

Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Brothers Municipal Bond Index(2)	5.31%	5.83%*
Lipper General Municipal Debt Funds Index (3)	5.34%	4.90%*

*

December 31, 1998 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the Index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Such costs would lower performance. Investors may not invest directly in the Index.

(3)

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown  and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team’s purchase and sale recommendations. Mr. LeCates, who joined OpCap Advisors in 1995, is also a Senior Investment Professional at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 33 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate from Princeton University and earned his MBA in finance from Harvard Business School.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $1 billion or greater at the time of purchase. In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on highly liquid equity securities that, in the Adviser’s opinion, have above average price appreciation potential at the time of purchase. In general, securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor’s 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the issuer’s ability to generate cash flow in excess of business needs and sustain above average profitability, as well as industry outlook and market share, are also considered by the Adviser.

In addition, the Portfolio may invest in stock index futures contracts and options.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1999	0.52%
2000	10.37%
2001	-4.62%
2002	-29.49%
2003	30.54%

During the period shown in the bar chart, the highest return for a calendar quarter was 15.57% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –21.08% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 1/4/99)
Large Capitalization Value Portfolio(1):
Return Before Taxes	29.54%	-0.53%
Return After Taxes on Distributions	29.54%	-1.73%
Return After Taxes on Distributions and Sale of Portfolio Shares	19.20%	-0.97%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P/Barra Value Index(2)	31.79%	1.95%*
Morningstar Large Value Average (3)	26.26%	2.84%**

*

December 31, 1998 used in calculation.

**

January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged index contains stocks with lower price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.   Such costs would lower performance.   Investors may not invest directly in the Index.

(3)

The Morningstar Large Value Average, as of December 31, 2003, consisted of 928 mutual funds comprised of large market capitalization value stocks. Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committees of Harris Bretall. The Portfolio is managed by a management team that includes Gordon Ceresino, William Vaughn and Susan Foley.  Mr. Ceresino is the Chief Executive Officer of Harris Bretall and has been associated with the firm since 1991.  Mr. Vaughn and Mrs. Foley are senior portfolio managers, and have been associated with the firm since 1995 and 1989 respectively Mrs. Foley also is a member of the Harris Bretall Board of Directors.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $3 billion or more. The Adviser uses a stock ranking process, which is a bottom-up fundamental approach, executed in a disciplined manner.  In deciding which securities to buy, hold or sell, the Adviser evaluates six fundamental variables that it believes determine future returns such as (i) earnings estimate revisions; (ii) long-term growth rate; (iii) share buyback/issuance; (iv) earnings to price; (v) tangible book to price and (vi) earnings risk.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1999	33.83%
2000	-22.27%
2001	-28.58%
2002	-31.72%
2003	23.81%

During the period shown in the bar chart, the highest return for a calendar quarter was 24.92% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -24.58% (quarter ended September 30, 2001).  Year to date total return as of September 30, 2004 was ___%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 1/4/99)
Large Capitalization Growth Portfolio(1):
Return Before Taxes	22.81%	-8.96%
Return After Taxes on Distributions	22.81%	-9.70%
Return After Taxes on Distributions and Sale of Portfolio Shares	14.83%	-7.31%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P/Barra Growth Index(2)	25.66%	-3.49%*
Morningstar Large Growth Average (3)	30.65%	-2.80%**

*

December 31, 1998 used in calculation.

**

January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 index according to price-to-book ratios. This unmanaged index contains stocks with higher price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.   Such costs would lower performance.   Investors may not invest directly in the Index.

(3)

The Morningstar Large Growth Average, as of December 31, 2003, consisted of 1,221 mutual funds comprised of large market capitalization growth stocks. Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown  and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

The Portfolio is advised by Caterpillar Investment Management Ltd.  Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd.  The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager  of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.  From 1992 to April 2000, Mr. Yoder was an investment manager with Mennonite Mutual Aid Inc.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a market capitalization of between $1 billion and $15 billion at the time of purchase. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may invest up to 20% of its total assets in the equity securities of foreign companies and in securities convertible into the common stock of U.S. companies, such as convertible preferred stock and convertible bonds. The Portfolio may also invest in debt securities such as corporate bonds, government securities and mortgage and other asset-backed securities.

The Portfolio strives to provide long-term capital appreciation through a multi-factor selection process. In seeking to accomplish this goal, the Adviser uses fundamental analysis to invest in stocks that are believed to be less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures. The Adviser also uses quantitative screening in seeking to identify mid-cap companies with attractive earnings growth, revenue growth, and balance sheet strength. The Adviser also attempts to identify industry and economic themes that can drive company profits.

The Portfolio may invest in companies that the A dviser believes are undervalued and may be subject to positive changes from new markets/products, restructuring, acquisitions, divestitures, mergers, change in management, regulatory change, or other changes that will enhance the value of the company.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

MID-SIZED COMPANIES. The Portfolio will invest primarily in companies with medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the period from July 1, 2002 to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart below shows the performance of the Class C shares of the Predecessor Fund and the Portfolio over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

2003	37.45%

During the period shown in the bar chart, the highest return for a calendar quarter was 21.60% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -4.61% (quarter ended March 31, 2003).  Year to date total return as of September 30, 2004 was ___%.

*

Class C shares of the Portfolio commenced operations on July 1, 2002.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class C shares of the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 7/1/02)
Mid Capitalization Portfolio(1):
Return Before Taxes	36.45%	8.69%
Return After Taxes on Distributions	36.45%	8.69%
Return After Taxes on Distributions and Sale of Portfolio Shares	23.70%	7.41%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap Index® (2)	40.06%	17.72%
Morningstar Mid Capitalization Blend Average (3)	36.42%	14.87%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of  the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion.  The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  Such Costs would lower performance.

(3)

The Morningstar Mid Capitalization Blend Average, as of December 31, 2003, consisted of 383 mutual funds comprised of small market capitalization stocks Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Portfolio is advised by Fox Asset Management LLC . It is managed by a management team led by J. Peter Skirkanich and George C. Pierides, who are the key small-cap personnel on the firm’s Investment Committee. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Pierides is a Senior Managing Director and Director of Small-Cap Equities; he joined the firm in 1995 from Windward Asset Management.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 Index. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the A dviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio’s investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio’s ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small c ap companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small cap companies may not pay a dividend.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1999	12.77%
2000	20.83%
2001	5.77%
2002	-9.39%
2003	34.18%

During the period shown in the bar chart, the highest return for a calendar quarter was 22.42% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -17.47% (quarter ended September 30, 2001).  Year to date total return as of September 30, 2004 was ___%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 1/4/99)
Small Capitalization Portfolio(1):
Return Before Taxes	33.18%	11.90%
Return After Taxes on Distributions	32.81%	9.65%
Return After Taxes on Distributions and Sale of Portfolio Shares	22.07%	9.01%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000 Index(2)	47.25%	7.18%
Morningstar Small Blend Average(3)	42.77%	11.09%*

*

January 1, 1999 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses (which would lower performance) and  reflect reinvested dividends. Investors may not invest in the Index directly.

(3)

The Morningstar Small Blend Average, as of December 31, 2003, consisted of 383 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown  and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

The Portfolio is advised by the International Value Investment team of OpCap Advisors (“OpCap”), which is managed by Elisa Mazen. Ms. Mazen, a Portfolio Manager/Analyst at Oppenheimer Capital, manages Oppenheimer Capital’s International Equity and Global Equity strategies. Prior to joining the firm in 1994, Ms. Mazen was an international portfolio manager at Clemente Capital, with analyst responsibilities for the United States, Canada, Turkey, and Israel.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common and preferred stock and other securities such as depositary receipts, bonds, rights and warrants that are convertible into common stock. Under normal market conditions, at least 65% of the Portfolio’s assets will be invested in securities of issuers located in at least three foreign countries, including countries with developing and emerging economies. The Portfolio expects that its investments in foreign issuers will generally take the form of depositary receipts. These are dollar denominated receipts which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer’s competitive position or potential earnings.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.  While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely effect the value of the Portfolios’ investments.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio’s shares has varied from year to year over the life of the Portfolio. It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1999	35.64%
2000	- 19.05%
2001	-29.16%
2002	-24.41%
2003	30.73%

During the period shown in the bar chart, the highest return for a calendar quarter was 27.03% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –23.75% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

*

Class C shares of the Portfolio commenced operations on January 4, 1999.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Portfolio’s shares with those of a broad measure of market performance over time. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 1/4/99)
International Equity Portfolio(1):
Return Before Taxes	29.73%	-5.20%
Return After Taxes on Distributions	29.73%	-5.73%
Return After Taxes on Distributions and Sale of Portfolio Shares	19.33%	-4.44%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE®Index (U.S. Dollars)(2)	39.17%	0.26%*

* December 31, 1998 used in calculation.

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares as described under "Contingent Deferred Sales Charge."

(2)

MSCI EAFE®Index (Europe, Australia, Far East is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest in the Index directly.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown  and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

THE ADVISER

Investment decisions for the Portfolio are made by an investment management team at UBS Global Asset Management (Americas) Inc.  No individual member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity, equity-related or debt securities of healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization").   The Portfolio expects to invest primarily in common stocks of companies located throughout the world.  The Adviser selects securities whose fundamental values it believes are greater than their market prices. The Adviser bases its estimate of value upon economic and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

 "Healthcare company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and design, manufacture, or sale of healthcare-related products and services.

"Biotechnology company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments.

The Portfolio also defines a "healthcare or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a healthcare or biotechnology company. The Portfolio considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits comes from those activities or at least 50% of the company’s assets were devoted to such activities based upon the company’s most recent fiscal year.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

HEALTHCARE AND BIOTECHNOLOGY SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company’s market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product’s transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class C shares of the Predecessor Fund. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s (see footnote below) and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Class C shares of the Predecessor Fund and Portfolio has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2001	-10.11%
2002	-41.83%
2003	12.34%

During the periods shown in the bar chart, the highest return for a calendar quarter was 29.26% (quarter ended June 30, 2000) and the lowest return for a calendar quarter was -30.91% (quarter ended March 31, 2001).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class C shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003) with those of a broad measure of market performance over time.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 1/18/00)
Health & Biotechnology Portfolio(1)
Return Before Taxes	11.34%	-6.55%
Return After Taxes on Distributions	11.34%	-6.77%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.37%	-5.58%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-5.18%
MSCI World Healthcare Index (3)	17.98%	-0.06%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003).

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance.  As of April 2002 the MSCI World Healthcare Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  Indexes are not managed and their returns do not include any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown  and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Columbus Circle Investors.  Stock selection for the Portfolio is made by Anthony Rizza, CFA, Senior Managing Director.  Mr. Rizza created and subsequently managed Columbus Circle Investors’ Technology process since January 1, 1995.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their market capitalization. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company’s revenues or earnings were derived from technology activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company’s revenues or earnings were derived from communications activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and internet and network equipment and services.

The Portfolio expects to invest primarily in U.S. and foreign common stocks but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the communications, information and technology industries.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

TECHNOLOGY AND COMMUNICATIONS SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Class C shares of the Predecessor Fund and the Portfolio has varied from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2001	-54.69%
2002	-50.41%
2003	39.51%

During the periods shown in the bar chart, the highest return for a calendar quarter was 28.95%  (quarter ended December 31, 2001) and the lowest return for a calendar quarter was   –44.35% (quarter ended December 31, 2000).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003) with those of a broad measure of market performance over time.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 1/14/00)
Technology & Communications Portfolio(1):
Return Before Taxes	38.51%	-33.83%
Return After Taxes on Distributions	38.51%	-35.94%
Return After Taxes on Distributions and Sale of Portfolio Shares	25.03%	-24.71%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-5.33%
Lipper Science & Technology Funds Index(3)	51.31%	-20.76%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003).

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown  and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C.  Stock selection for the Portfolio is made by the Investment Committee of Harris Bretall Sullivan & Smith, L.L.C.   The Portfolio is managed by a management team that includes David Post and Henry B. D. Smith . Mr. Post is a partner at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1994.  Mr. Smith is Chief Investment Officer and partner at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1983.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign securities issued by financial services companies as well as related services and technology companies, regardless of their stock market value (or "market capitalization"). Normally at least 25% of the Portfolio’s total assets is expected to be in securities of companies in the Finance and Insurance industries, and up to 25% in U.S. and foreign securities outside of financial companies. The Adviser expects to invest primarily in U.S. and foreign common stocks, but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the financial services industries.

The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. The Adviser uses a stock ranking process, which is a bottom-up fundamental approach, executed in a disciplined manner.  In deciding which securities to buy, hold or sell, the Adviser evaluates six fundamental variables that it believes determine future returns such as (i) earnings estimate revisions; (ii) long-term growth rate; (iii) share buyback/issuance; (iv) earnings to price; (v) tangible book to price and (vi) earnings risk.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company’s revenues or earnings were derived from financial services activities based upon the company’s most recent fiscal year, or at least 50% of the company’s assets were devoted to such activities based on the company’s most recent fiscal year. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under SEC regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company’s ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio’s performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.  The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

For the periods shown in the bar chart and table below, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Class C shares of the Predecessor Fund has varied and the Portfolio from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2001	-6.10%
2002	-15.37%
2003	25.62%

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.50% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –17.26% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003) with those of a broad measure of market performance over time.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 8/1/00)
Financial Services Portfolio(1):
Return Before Taxes	24.62%	4.63%
Return After Taxes on Distributions	24.62%	4.58%
Return After Taxes on Distributions and Sale of Portfolio Shares	16.00%	3.93%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-5.82%
Financial Services Sector Index(3)	31.03%	4.63%*

* July 31, 2000 used in calculation.

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003).

(2)

The S&P 500 (Reg. Tm) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The S&P Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by S&P.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown  and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Caterpillar Investment Management Ltd.  Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd.  The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager  of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.  From 1992 to April 2000, Mr. Yoder was an investment manager with Mennonite Mutual Aid Inc.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in common stock of domestic and foreign issuers regardless of their size. It expects to invest primarily in U.S. common stocks but may also invest in other types of equity securities and debt securities of any quality, and may invest up to 25% of its total assets in foreign companies.

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries. The Portfolio may also invest a portion of its assets in securities of companies in the oil and natural gas exploration, development, production and distribution industry, securities of companies in the mining industry, and securities of companies in the precious metals industry.

The Portfolio invests in securities of companies that are deemed to be undervalued, and therefore are believed to offer above-average potential for capital appreciation. These securities include securities of companies that are engaged in the energy, basic materials and other related businesses that are out of favor with investors and are trading at prices that the adviser believes are below their true worth based on each company’s potential earnings, asset values and dividend yield.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

ENERGY AND BASIC MATERIALS SECTOR. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

Class C shares of the Portfolio commenced operations on January 6, 2003.  For the period from September 21, 1998 to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. and offered other classes of shares. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.

The bar chart and the table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund’s and the Portfolio’s performance with a broad measure of market performance. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Class B shares of the Predecessor Fund has varied and the Portfolio from year to year over the life of the Portfolio.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1999	39.15%
2000	24.44%
2001	-13.73%
2002	-6.42%
2003	18.09%

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.12% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was –22.66% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

*

Class C shares of the Portfolio commenced operations on January 6, 2003.  The returns shown in the chart for the calendar years 1999 through 2002 are for Class B shares of the Portfolio’s Predecessor Fund, which are offered in a separate prospectus. Class C and B shares are invested in the same portfolio of securities.  The returns for Class C shares would differ from those for Class B only to the extent that the classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual returns of the Class B shares of the Predecessor Fund (for the periods prior January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003) with those of a broad measure of market performance over time.  The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Past	Life of Portfolio
	1 Year	5 Years	(Since 9/21/98)
Energy & Basic Materials Portfolio(1):
Return Before Taxes	13.09%	10.27%	9.29%
Return After Taxes on Distributions	13.09%	8.67%	7.52%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.51%	7.88%	6.88%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-0.57%	3.04%
Lipper Natural Resources Funds Index(3)	26.24%	12.05%	10.51%

(1)

Class C shares of the Portfolio  commenced operations on January 6, 2003.  The performance figures shown above reflect the performance of Class B shares of the Portfolio’s Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003) which has different expenses than Class C shares.

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index.  Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.  The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 200 4 ..

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	NONE	NONE	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (2)	1.00%	1.00%	1.00%	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	NONE	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (3)	0.475%	0.55%	0.55%	0.65%
Distribution and/or Service (Rule 12b-1 ) Fees (4)	1.00%	1.00%	1.00%	1.00%
Other Expenses (3)%		%	%	%
Total Annual Portfolio Operating Expenses (5) *	%	%	%	%

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	NONE	NONE	NONE	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE	NONE	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (3)	0.65%	0.75%	0.65%	0.75%	1.25%
Distribution and/or Service (Rule 12b-1 ) Fees (4)	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses (3)%		%	%	%	%
Total Annual Portfolio Operating Expenses (5) *	%	%	%	%	%
Technology & Communications Portfolio		Financial Services Portfolio		Energy & Basic Materials Portfolio
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	NONE	NONE		NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE		NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (2)	1.00%	1.00%		1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed) #	2.00%	2.00%		2.00%
Exchange Fee	NONE	NONE		NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (3)	1.25%	1.25%		1.25%
Distribution and/or Service (Rule 12b-1 ) Fees (4)	1.00%	1.00%		1.00%
Other Expenses (3)%		%		%
Total Annual Portfolio Operating Expenses (5) *	%	%		%

*EXPENSE REIMBURSEMENTS AND NET EXPENSES:   The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap.  Expenses borne by the Manager after December 31, 2002 will be subject to reimbursement/waiver by the relevant class of each Portfolio up to three years from the date the fee or expense was incurred. The following are the Expense Caps for each of the Portfolios: U.S. Government Money Market, 2.25%; Investment Quality Bond, 2.40%; Municipal Bond, 2.40%; Large Capitalization Value, 3.00%; Large Capitalization Growth 3.00%, Mid Capitalization, 3.00%;  Small Capitalization, 3.00%; International Equity, 3.30%; Health & Biotechnology 3.30%, Technology & Communications, 3.30% ; Financial Services, 3.30%; Energy & Basic Materials, 3.30%.

For the fiscal year ended August 31, 2003 the net expenses for certain of the Portfolios were: U.S. Government Money Market, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Investment Quality Bond, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Municipal Bond, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Large Capitalization Value, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Large Capitalization Growth, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Mid Capitalization, ___% (taking into account the expense reimbursement/waiver of ___%); Small Capitalization, ___ % (taking into account the expense reimbursement/waiver of ___ %); International Equity, ___ %(taking into account the expense reimbursement/waiver/expense offset of 0. %);  Health & Biotechnology, ___ % (taking into account the expense reimbursement/waiver of ___ %); Technology & Communications, ___ % (taking into account the expense reimbursement/waiver __ %); Financial Services, ___ % (taking into account the expense reimbursement/waiver of ___ %); and  Energy & Basic Materials, ___ % (taking into account the expense reimbursement/waiver of ___ %) .    The Expense Agreement can be terminated by either party, without penalty, upon 60 days’ prior notice.   For the year ended August 31, 200 4 , no reimbursements/waiver payments were made by the Portfolios to the Manager under the terms of the Expense Agreement. In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement Agreement with Orbitex Management, Inc.  Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

(1)

May be waived for certain investors.

(2)

Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(3)

MANAGEMENT FEES AND  OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio’s allocated portion of the costs associated with maintaining the Trust’s legal existence and the costs involved in the Trust’s communications with shareholders.

(4)

The 12b-1 fee is accrued daily and payable monthly, at the annual rate of 1% of the average net assets of Class C shares. Up to 0.25% of the average daily net assets may be paid directly to the M anager for support services. A portion of the fee payable pursuant to the plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or maintenance of shareholder accounts.

(5)

"Total Annual Portfolio Operating Expenses," as shown above, are based upon the sum of management fees, 12b-1 fees and "Other Expenses."

#

The following exchanges are exempt from the 2% redemption fee: responses to the SaratogaSharpR asset allocation program’s allocations and reallocations, employer sponsored retirement planes (e.g., 401(k) and profit sharing plans), and systematic withdrawal plans.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
1 year	$	$	$	$
3 years
5 years
10 years

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio
1 year	$	$	$	$	$
3 years
5 years
10 years

	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$	$	$
3 years
5 years
10 years

IF YOU HELD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
1 year	$	$	$	$
3 years
5 years
10 years

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio
1 year	$	$	$	$	$
3 years
5 years
10 years

	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$	$	$
3 years
5 years
10 years

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio’s principal strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor’s investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser’s ability to protect a Portfolio’s capital during declines in the particular segment of the market to which the Portfolio’s assets are committed.

FORWARD CURRENCY CONTRACTS. A Portfolio’s investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio’s net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DERIVATIVES AND OTHER STRATEGIES. Certain Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio’s holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio’s holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio’s performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE TRADED FUNDS. The Health & Biotechnology Portfolio and International Equity Portfolio may invest up to 10% of its net assets in shares of various Exchange Traded Funds ("ETFs") that seek to track the performance of various portions or segments of the equity markets.   No more than 5% of the Portfolio's net assets will be invested in any one ETF.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to principal risks of investing in the Portfolios.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

JUNK BONDS. A Portfolio’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio’s net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser’s predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. Certain Portfolio’s participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio’s volatility and may involve a significant risk.

STOCK MARKET RISK. Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in a Portfolio will go up and down, which means that you could lose money.

SMALL AND MID-SIZED COMPANIES. Certain Portfolios may invest in companies with small and medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion and mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE TRADED FUNDS. Shares of exchange-traded index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio or International Equity Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three week lag  on its public website until  they are included in the Trust’s next shareholder report or quarterly report.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

Portfolio	Manager’s Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

The Manager is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company.

ADVISERS

The following information sets forth certain information about each of the Advisers:

Reich & Tang Asset Management, LLC ("Reich & Tang"), a registered investment adviser located at 600 Fifth Avenue, 8th Floor, New York, NY 10020, serves as the Adviser to the U.S. Government Money Market Portfolio. Reich & Tang has been an investment adviser since 1970 and advises mutual funds, pension trusts, profit-sharing trusts and endowments. As of September 30, 200 4 , Reich & Tang had approximately $ 17.7 billion in assets under management.

   OpCap Advisors (“OpCap”) is a registered investment adviser and wholly-owned subsidiary of Oppenheimer Capital LLC, a registered investment advisor which was founded in 1969.  OpCap serves as a registered investment sub-adviser to the Municipal Bond Portfolio, the Large Capitalization Value Portfolio and the International Equity Portfolio.  OpCap has operated as an investment adviser to investment companies and other investors since its organization in 1980.  As of September 30, 2004, OpCap including Oppenheimer Capital LLC, advised accounts having assets in excess of $22.5 billion. OpCap is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.  OpCap is wholly-owned by Oppenheimer Capital LLC, which is wholly-owned by Allianz Dresdner Asset Management U.S. Equities LLC, a subsidiary of Allianz Dresdner Asset Management of America L.P. The general partner of Allianz Dresdner Asset Management of America L.P. is Allianz-PacLife Partners LLP.  Allianz AG has majority ownership of, and controls, Allianz Dresdner Asset Management of America L.P. and its subsidiaries, including Oppenheimer Capital LLC and OpCap ..

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of September 30, 2004 , assets under management by Fox were approximately $ 3 billion.

Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Large Capitalization Growth Portfolio and the Financial Services Portfolio. The firm’s predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $ 2.2 billion as of September 30, 200 4 ..

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a registered investment adviser located at  UBS Tower, One North Wacker Drive, Chicago, IL 60606, serves as the Adviser to the Health & Biotechnology Portfolio.  As of September 30, 200 4 UBS Global AM had approximately $ ___ billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.  As of September 30, 200 4 , the Group had approximately $ ___ billion in assets under management.  UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

Columbus Circle Investors, a registered investment adviser located at Metro Center, One Station Place Stamford, CT  06902, serves as the Adviser to the Technology & Communications Portfolio. Columbus Circle Investors is an independently owned registered investment adviser that was established in 1975.  The firm provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations.  As of September 30, 200 4 , Columbus Circle Investors had approximately $ 3.5 billion in assets under management.

Caterpillar Investment Management Ltd. ("CIML"), a registered investment adviser located at  411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-1104, serves as the Adviser to the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio.  CIML is a wholly-owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. As of September 30, 200 4 CIML had approximately $ 3.4 billion in assets under management.

ADMINISTRATION

The Bank of New York, located at One Wall Street, 25 th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services LLC, located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust’s transfer agent.

Gemini Fund Services LLC, located at 150 Motor Parkway, Suite #205, Hauppauge, NY 11788, provides administrative and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio’s investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio’s portfolio securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security’s market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of an exchange that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a significant development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Aquarius Fund Distributors, LLC, the Trust’s distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-888-672-4839.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, NE 68137

Funds should be wired to:

First National Bank of Omaha

ABA No. 104000016

Credit: Name of the Fund, DDA Account NO. 11286033

FBO:  Shareholder Name, Name of Fund, Shareholder Account Information

The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Dealers may charge a processing or service fee in connection with the purchase or redemption of fund shares.  The amount and applicability of such a fee is determined and disclosed to its customer by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means to you:  When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions  of shares of the Portfolios by shareholders,  and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of  Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds or municipal bonds, a Portfolio  may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  With the exception of the U.S. Government Money Market Portfolio, shareholders of the Portfolios will be charged a redemption fee of 2% of the value of shares being redeemed if shares are redeemed within 30 days of purchase. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares.” sections of this Prospectus.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus of the Trust.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the financial intermediary to monitor frequent short-term trading within the Portfolios by the financial intermediary’s customers.  There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemptions transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed.  Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for shares made during the one year preceding the redemption. In addition, shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets. Shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption.  For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower.  For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price.

Certain shareholders may be eligible for CDSC waivers.  Please see the information set forth below for specific eligibility requirements.  You must notify your authorized financial representative or the transfer agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver.  Similar notification must be made in writing when an order is placed by mail.  The  CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s transfer agent does not confirm your represented holdings.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1)

redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2)

redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

(3)

certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio’s assets on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the NASD Conduct Rules .. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of Dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate Dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

CONTINUOUS OFFERING. For Class C shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform platforms, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 800-807-FUND (800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined less any applicable CDSC. A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust’s Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a medallion signature guarantee .. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.

Re-registration of the account.

2.

Changing bank wiring instructions on the account.

3.

Name change on the account.

4.

Setting up/changing systematic withdrawal plan to a secondary address.

5.

Redemptions greater than $25,000.

6.

Any redemption check that is made payable to someone other than the shareholder(s).

7.

Any redemption check that is being mailed to a different address than the address of record.

8.

Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, industry exchanges from other Saratoga Portfolios, that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.  The following exchanges are exempt from the 2% redemption fee:   responses to the SaratogaSharpR asset allocation program’s allocations and reallocations,  employer sponsored retirement plans (e.g., 401(k) and profit sharing plans), and systematic withdrawal plans.

Intermediaries of omnibus accounts (such as 401(k) accounts) generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the financial intermediary to monitor redemptions within the Trust’s Portfolios by the financial intermediary’s customers and to collect the Portfolios’ redemption fee from their customers.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the Share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted .  Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption  (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short term capital gains earned by a Portfolio will be made annually.  Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt—interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio and the International Equity Portfolio for the fiscal year s ended August 31, 200 4 and August 31, 2003 has been audited by Tait, Weller and Baker, whose report, along with the Portfolios’’ financial statements are included in the Portfolios’’ August 31, 200 4 annual report, which is available upon request.  The financial highlights for the fiscal years ended August 31, 2002 and prior had been audited by a nationally recognized independent accounting firm, whose report, along with the financial statements for each of these Portfolios is included in the annual report, which is available upon request.

The Information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio for the fiscal years ended August 31, 2004, August 31, 2003 and April 30, 2003 has been audited by Tait, Weller and Baker, whose report, along with the Portfolios’’ financial statements are included in the Portfolios’ August 31, 2004 annual report, which is available upon request.  The financial highlights for the years ended April 30, 2002 and prior had been audited by a nationally recognized independent accounting firm for the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and Mid Capitalization Portfolio had fiscal year ends of April 30.

CLASS C SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust’s ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call: (800) 807-FUND.

You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be re viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Trust’s Investment Company Act file number is 811-08542.

CLASS I SHARES
PROSPECTUS DATED DECEMBER 30, 2004

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The SARATOGA ADVANTAGE TRUST is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor's objectives and risk tolerance. An asset allocation methodology developed by the Manager, the Saratoga Strategic Horizon Asset Reallocation Program® (the "Saratoga SHARP® Program"), may be utilized in this regard by investment advisers that have entered into agreements with the Manager. The Manager receives a fee from the investment advisers that have entered into such agreements with the Manager. Shares of the Portfolios are also available to other investors and advisory services.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIOS	PAGE 1
U.S. GOVERNMENT MONEY MARKET PORTFOLIO	1
INVESTMENT QUALITY BOND PORTFOLIO	4
MUNICIPAL BOND PORTFOLIO	8
LARGE CAPITALIZATION VALUE PORTFOLIO	12
LARGE CAPITALIZATION GROWTH PORTFOLIO	15
MID CAPITALIZATION PORTFOLIO	18
SMALL CAPITALIZATION PORTFOLIO	23
INTERNATIONAL EQUITY PORTFOLIO	26
HEALTH & BIOTECHNOLOGY PORTFOLIO	30
TECHNOLOGY & COMMUNICATIONS PORTFOLIO	35
FINANCIAL SERVICES PORTFOLIO	40
ENERGY & BASIC MATERIALS PORTFOLIO	45
SUMMARY OF TRUST EXPENSES	50
ADDITIONAL INVESTMENT STRATEGY INFORMATION	53
ADDITIONAL RISK INFORMATION	54
PORTFOLIO HOLDINGS
INVESTMENT MANAGER	56
ADVISERS	57
ADMINISTRATION	58
SHAREHOLDER INFORMATION	58
PRICING OF PORTFOLIO SHARES	58
PURCHASE OF SHARES	59
FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
REDEMPTION OF SHARES	61
DIVIDENDS AND DISTRIBUTIONS	63
TAX CONSEQUENCES	64
FINANCIAL HIGHLIGHTS	66

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 800-807-FUND.

THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The Portfolio is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). All investment decisions for the Portfolio are made by Reich & Tang's Investment Department ..

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. government.

•

Securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.

•

Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. government, its agencies and instrumentalities. The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio's U.S. government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

Additionally, with respect to U.S. government securities which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995	5.40%
1996	4.32%
1997	4.47%
1998	4.44%
1999	4.22%
2000	5.28%
2001	3.49%
2002	0.88%
2003	0.02%

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.50% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2003).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume you sold your shares at the end of each period.  You may obtain the Portfolio’s current 7-day yield by calling toll free 800-807-FUND.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 9/2/94)
U.S. Government Money Market Portfolio:	0.02%	2.76%	3.64%
90 Day T-Bills	1.05%	3.49%	4.35%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index(1)	0.54%	2.99%	3.88%*

*

August 31, 1994 used in the calculation.

(1)

The Lipper U.S. Treasury Money Market Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury Obligations with dollar-weighted average maturities of less than 90 days.  These funds intend to keep a constant net asset value.   Indexes are not managed, and it is not possible to invest in an Index.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management LLC.  The Portfolio is managed by a team that includes J. Peter Skirkanich and Doug las P. Edler , CFA .. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985.  Mr. Edler is a Managing Director of Fox; he joined Fox in 1999 from J. P. Morgan & Co., Inc., where he co-managed that firm's proprietary fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities or in non-rated securities considered by the Adviser to be of comparable quality. The Portfolio may also invest in non-convertible fixed income preferred stock and mortgage pass-through securities. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.  Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. Government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with junk bonds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995	12.44%
1996	3.15%
1997	6.58%
1998	6.47%
1999	– 0.01%
2000	9.91%
2001	7.50%
2002	8.42%
2003	3.02%

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.44% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was –0.73% (quarter ended March 31, 1996).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives.  The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 9/2/94)
Investment Quality Bond Portfolio:
Return Before Taxes	3.02%	5.70%	5.92%
Return After Taxes on Distributions	1.26%	3.62%	3.79%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.47%	3.65%	3.76%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Intermediate Government/Credit Bond Index(1)	4.31%	6.65%	7.22%*
Lipper Short-Intermediate Investment Grade Debt Funds Index(2)	3.85%	5.72%	6.31%

*

August 31, 1994 used in calculation.

(1)

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Intermediate Government/Credit Bond Index that have maturities between 1 and 9.99 years.  The Lehman Intermediate Government/ Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (Baa or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Lehman Intermediate Government/Credit Bond Index is an unmanaged index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.  Such costs would lower performance.  Investors may not invest directly in the Index.

(2)

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.   Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a management team that includes Matthew Greenwald, Senior Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber's Mitchell Hutchins Asset Management. Mr. Greenwald is a graduate of Penn State University and earned his MBA from Columbia University.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax" although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995	15.21%
1996	3.05%
1997	8.27%
1998	5.38%
1999	– 6.00%
2000	13.64%
2001	2.81%
2002	8.15%
2003	3.77%

            During the periods shown in the bar chart, the highest return for a calendar quarter was 5.85% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was –2.55% (quarter ended December 31, 1994).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives.  The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 9/2/94)
Municipal Bond Portfolio:
Return Before Taxes	3.77%	4.27%	5.13%
Return After Taxes on Distributions	3.68%	4.15%	5.06%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.74%	4.16%	4.98%
Indices: (Reflects no deduction for fees, expenses or taxes)
Lehman Brothers Municipal Bond Index(1)	5.31%	5.83%	6.74%*
Lipper General Municipal Debt Funds Index(2)	5.34%	4.90%	6.02%

*

August 31, 1994 used in calculation.

(1)

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the Index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses. Such costs would lower performance. Investors may not invest directly in the Index.

(2)

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in Municipal Debt Issues in the top four credit ratings. Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team's purchase and sale recommendations. Mr. LeCates, who joined OpCap Advisors in 1995, is also a Senior Investment Professional at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 33 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate from Princeton University and earned his MBA in finance from Harvard Business School.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $1 billion or greater at the time of purchase. In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on highly liquid equity securities that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, the Adviser looks for securities that have above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the issuer's ability to generate cash flow in excess of business needs and sustain above average profitability, as well as industry outlook and market share, are also considered by the Adviser.

In addition, the Portfolio may invest in stock index futures contracts and options.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995	36.98%
1996	23.98%
1997	25.49%
1998	11.77%
1999	1.11%
2000	11.33%
2001	-3.97%
2002	-28.72%
2003	31.86%

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.92% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –20.84% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives.  The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 9/2/94)
Large Capitalization Value Portfolio:
Return Before Taxes	31.86%	0.32%	9.58%
Return After Taxes on Distributions	31.86%	-0.89%	8.40%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.71%	-0.27%	7.89%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P/Barra Value Index(1)	31.79%	1.95%	10.90%*
Morningstar Large Value Average(2)	26.26%	1.95%	10.33%**

*

August 31, 1994 used in calculation.

**

September 1, 1994 used in calculation.

(1)

The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 index according to price-to-book ratios. This unmanaged index contains stocks with lower price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.   Such costs would lower performance. Investors may not invest directly in the Index.

(2)

The Morningstar Large Value Average, as of December 31, 2003, consisted of 928 mutual funds comprised of large market capitalization value stocks.   Indexes are not managed and, it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Investment Committees of Harris Bretall. The Portfolio is managed by a management team that includes Gordon Ceresino, William Vaughn and Susan Foley.  Mr. Ceresino is the Chief Executive Officer of Harris Bretall and has been associated with the firm since 1991.  Mr. Vaughn and Mrs. Foley are senior portfolio managers, and have been associated with the firm since 1995 and 1989 respectively Mrs. Foley also is a member of the Harris Bretall Board of Directors.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $3 billion or more. The Adviser uses a stock ranking process, which is a bottom-up fundamental approach, executed in a disciplined manner.  In deciding which securities to buy, hold or sell, the Adviser evaluates six fundamental variables that it believes determine future returns such as (i) earnings estimate revisions; (ii) long-term growth rate; (iii) share buyback/issuance; (iv) earnings to price; (v) tangible book to price and (vi) earnings risk.

The 80% investment restriction noted above is non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995	28.98%
1996	13.43%
1997	32.52%
1998	36.44%
1999	34.18%
2000	-21.58%
2001	-28.23%
2002	-30.92%
2003	24.95%

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was –24.39% (quarter ended September 30, 2001).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 9/2/94)
Large Capitalization Growth Portfolio:
Return Before Taxes	24.95%	-8.20%	6.01%
Return After Taxes on Distributions	24.95%	-8.94%	5.39%
Return After Taxes on Distributions and Sale of Portfolio Shares	16.22%	-6.73%	5.26%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P/Barra Growth Index(1)	25.66%	-3.49%	11.50%*
Morningstar Large Growth Average(2)	30.65%	-10.10%	9.12%**

*

August 31, 1994 used in calculation.

**

September 1, 1994 used in calculation.

(1)

The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 index according to price-to-book ratios. This unmanaged index contains stocks with higher price-to-book ratios and is market capitalization weighted. Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses.   Such costs would lower performance. Investors may not invest directly in the index.

(2)

The Morningstar Large Growth Average, as of December 31, 2003, consisted of 1,221mutual funds comprised of large market capitalization growth stocks.   Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

The Portfolio is advised by Caterpillar Investment Management Ltd.  Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd.  The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager  of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.  From 1992 to April 2000, Mr. Yoder was an investment manager with Mennonite Mutual Aid Inc.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a market capitalization of between $1 billion and $15 billion at the time of purchase. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may invest up to 20% of its total assets in the equity securities of foreign companies and in securities convertible into the common stock of U.S. companies, such as convertible preferred stock and convertible bonds. The Portfolio may also invest in investment grade debt securities such as corporate bonds, government securities and mortgage and other asset-backed securities.

The Portfolio strives to provide long-term capital appreciation through a multi-factor selection process. In seeking to accomplish this goal, the Adviser uses fundamental analysis to invest in stocks that are believed to be less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures. The Adviser also uses quantitative screening in seeking to identify mid-cap companies with attractive earnings growth, revenue growth, and balance sheet strength. The Adviser also attempts to identify industry and economic themes that can drive company profits.

The Portfolio may invest in companies that the A dviser believes are undervalued and may be subject to positive changes from new markets/products, restructuring, acquisitions, divestitures, mergers, change in management, regulatory change, or other changes that will enhance the value of the company.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

MID-SIZED COMPANIES. The Portfolio will invest primarily in companies with medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, mid cap companies may not pay a dividend.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

Class I shares of the Portfolio commenced operations on January 6, 2003.  For the period from July 1, 2002 to January 6, 2003 the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc., and offered other classes of shares. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. In addition, Class A shares of the Predecessor Fund were subject to a similar level of fees as those applied to Class I shares of the Portfolio.  As Class I shares of the Portfolio have not completed a full year of operation, a bar chart and table reflecting prior performance history for Class I shares is not yet available.  Performance information will be provided for Predecessor Fund’s Class A shares until the Portfolio’s Class I shares have completed a full year of operations.

The bar chart and table below shows the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The return in the bar chart below does not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but does include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc and Saratoga Capital Management, LLC. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, the return would have been lower than the one shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2003	38.24%

During the period shown in the bar chart, the highest return for a calendar quarter was 21.87% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –6.40% (quarter ended March 31, 2003.  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual returns  with those of a broad measure of market performance over time as well as with an index of funds with similar investment objectives.  The returns in the table include the effect of Class A shares maximum applicable front-end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past	Life of Portfolio
	1 Year	(Since 7/1/02)
Mid Capitalization Portfolio(1):
Return Before Taxes	30.23%	5.24%
Return After Taxes on Distributions	30.23%	5.24%
Return After Taxes on Distributions and Sale of Portfolio Shares	19.65%	4.46%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap Index® (2)	40.08%	17.72%
Morningstar Mid Capitalization Blend Average (3)	36.42%	14.87%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund’s (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003). The returns are for a class that is not offered in this prospectus but would have substantially similar annual returns because the shares were invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2)

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion.  The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  Such costs would lower performance.

(3)

The Morningstar Mid Capitalization Blend Average, as of December 31, 2003, consisted of 383 mutual funds comprised of small market capitalization stocks.  Investors may not invest in the Average directly.  Indexes are not managed and, may not invest in the Index directly.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Portfolio is advised by Fox Asset Management LLC.  It is managed by a management team led by J. Peter Skirkanich and George C. Pierides, who are the key small-cap personnel on the firm's Investment Committee. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Pierides is a Senior Managing Director and Director of Small-Cap Equities; he joined the firm in 1995 from Windward Asset Management.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 Index. The Portfolio will also occasionally invest a portion of its assets in mid cap stocks that are small relative to their industries that the A dviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small c ap companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small cap companies may not pay a dividend.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995	27.31%
1996	15.89%
1997	23.20%
1998	-18.61%
1999	13.01%
2000	21.93%
2001	6.72%
2002	-8.38%
2003	35.51%

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.62% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -28.41% (quarter ended September 30, 1998).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 9/2/94)
Small Capitalization Portfolio:
Return Before Taxes	35.51%	12.79%	10.89%
Return After Taxes on Distributions	35.15%	10.60%	8.05%
Return After Taxes on Distributions and Sale of Portfolio Shares	23.56%	9.83%	7.73%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000 Index(1)	47.25%	7.13%	10.20%
Morningstar Small Blend Average(2)	42.77%	10.83%	12.80%

(1)

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index.  Unlike the returns for the Portfolio, the returns for the Index do not include fees and expenses (which would lower performance) and reflect reinvested dividends. Investors may not invest in the Index directly.

(2)

The Morningstar Small Blend Average, as of December 31, 2003 consisted of 383 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown  and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

The Portfolio is advised by the International Value Investment team of OpCap Advisors (“OpCap”), which is managed by Elisa Mazen. Ms. Mazen, a Portfolio Manager/Analyst at Oppenheimer Capital, manages Oppenheimer Capital’s International Equity and Global Equity strategies.  Prior to joining the firm in 1994, Ms. Mazen was an international portfolio manager at Clemente Capital, with analyst responsibilities for the United States, Canada, Turkey, and Israel.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common and preferred stock and other securities such as depositary receipts, bonds, rights and warrants that are convertible into common stock. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries, which may include countries with developing and emerging economies. The Portfolio expects that its investments in foreign issuers will generally take the form of depositary receipts. These are dollar denominated receipts, which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer's competitive position or potential earnings.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.  While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely effect the value of the Portfolios' investments.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class I shares has varied from year to year over the life of the Portfolio.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995	3.08%
1996	6.56%
1997	6.91%
1998	13.22%
1999	40.03%
2000	-18.38%
2001	-28.75%
2002	-23.56%
2003	32.03%

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.38% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –23.41% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 9/2/94)
International Equity Portfolio:
Return Before Taxes	32.03%	-3.85%	0.29%
Return After Taxes on Distributions	32.03%	-4.38%	-0.19%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.82%	-3.34%	0.08%
Indices: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. Dollars)(1)	39.17%	0.26%	3.80%*

*

August 31, 1994 used in calculation.

(1)

MSCI EAFE®Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom  This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest in the Index directly.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

THE ADVISER

Investment decisions for the Portfolio are made by an investment management team at UBS Global Asset Management (Americas) Inc.  No individual member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity, equity-related or debt securities of healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization").   The Portfolio expects to invest primarily in common stocks of companies located throughout the world.  The Adviser selects securities whose fundamental values it believes are greater than their market prices. The Adviser bases its estimate of value upon economic and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

"Healthcare company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and design, manufacture, or sale of healthcare-related products and services.

"Biotechnology company," for purposes of Portfolio investments, is defined as an entity that is principally engaged in: research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments.

The Portfolio also defines a "healthcare or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a healthcare or biotechnology company. The Portfolio considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits comes from those activities or at least 50% of the company's assets were devoted to such activities based upon the company's most recent fiscal year.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

HEALTHCARE AND BIOTECHNOLOGY SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

Class I shares of the Portfolio commenced operations on January 27, 2003.  For the period from July 15, 1999 to January 27, 2003 the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc, and offered other classes of shares. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. In addition, Class A shares of the Predecessor Fund were subject to a similar level of fees as those applied to the Class I shares of the Portfolio.  As Class I shares of the Portfolio, have not completed a full year of operation, a bar chart and table reflecting prior performance history for Class I shares is not yet available.  Performance information will be provided for Predecessor Fund’s Class A shares until the Portfolio’s Class I shares have completed a full year of operations.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2000	56.17%
2001	-9.49%
2002	-41.54%
2003	13.07%

During the periods shown in the bar chart, the highest return for a calendar quarter was 32.61% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.73% (quarter ended March 31, 2001).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund's (for periods prior to January 27, 2003) and the Portfolio’s (for periods beginning January 27, 2003) average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc and Saratoga Capital Management, LLC.   If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 7/15/99)
Health & Biotechnology Portfolio(1):
Return Before Taxes	6.54%	4.36%
Return After Taxes on Distributions	6.54%	4.15%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.25%	3.65%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-3.79%
MSCI World Healthcare Index (3)	17.98%	-0.54%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund's (for periods prior to January 27, 2003) and the Portfolio’s (for periods beginning January 27, 2003). The returns are for a class that is not offered in this prospectus but would have substantially similar annual returns because the shares were invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance.  As of April 2002 the MSCI World Healthcare Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  Indexes are not managed and their returns do not include any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Columbus Circle Investors.  Stock selection for the Portfolio is made by Anthony Rizza, CFA, Senior Managing Director.  Mr. Rizza created and subsequently managed Columbus Circle Investors' Technology process since January 1, 1995.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their market capitalization. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and internet and network equipment and services.

The Portfolio expects to invest primarily in U.S. and foreign common stocks but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the communications, information and technology industries.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management.  Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

TECHNOLOGY AND COMMUNICATIONS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

EMERGING TECHNOLOGY SECTOR RISK. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

Class I shares of the Portfolio commenced operations on January 6, 2003.  For the period from October 22, 1997 to January 6, 2003 the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc, and offered other classes of shares. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. In addition, Class A shares of the Predecessor Fund were subject to a similar level of fees as those applied to Class I shares of the Portfolio.  As Class I shares of the Portfolio have not completed a full year of operation, a bar chart and table reflecting prior performance history for Class I shares is not yet available.  Performance information will be provided for Predecessor Fund’s Class A shares until the Portfolio’s Class I shares have completed a full year of operations.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio. Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1998	43.43%
1999	167.86%
2000	-36.48%
2001	-54.36%
2002	-50.10%
2003	40.04%

During the periods shown in the bar chart, the highest return for a calendar quarter was 62.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was  -44.32% (quarter ended December 31, 2000).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund's (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual returns with those of a broad measure of market performance over time. The returns in the table include the effect of Class A shares maximum applicable front end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown. The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 10/22/97)
Technology & Communications Portfolio(1):
Return Before Taxes	31.89%	-12.55%	-4.93%
Return After Taxes on Distributions	31.89%	-15.20%	-7.31%
Return After Taxes on Distributions and Sale of Portfolio Shares	20.73%	-9.44%	-3.44%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-0.57%	3.76%
Lipper Science & Technology Funds Index(3)	51.31%	-2.89%	1.33%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003). The returns are for a class that is not offered in this prospectus but would have substantially similar annual returns because the shares were invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C.  Stock selection for the Portfolio is made by the Investment Committee of Harris Bretall Sullivan & Smith, L.L.C.   The Portfolio is managed by a management team that includes David Post and Henry B. D. Smith . Mr. Post is a partner at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1994.  Mr. Smith is Chief Investment Officer and partner at Harris Bretall Sullivan & Smith, L.L.C. and has been associated with the firm since 1983.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign securities issued by financial services companies, as well as related services and technology companies, regardless of their stock market value (or "market capitalization"). Normally at least 25% of the Portfolio's total assets is expected to be in securities of companies in the Finance and Insurance industries, and up to 25% in U.S. and foreign securities outside of financial companies. The Adviser expects to invest primarily in U.S. and foreign common stocks, but may also invest in other types of equity securities, investment grade debt securities and in securities of companies outside the financial services industries.

The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. The Adviser uses a stock ranking process, which is a bottom-up fundamental approach, executed in a disciplined manner.  In deciding which securities to buy, hold or sell, the Adviser evaluates six fundamental variables that it believes determine future returns such as (i) earnings estimate revisions; (ii) long-term growth rate; (iii) share buyback/issuance; (iv) earnings to price; (v) tangible book to price and (vi) earnings risk.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FINANCIAL SERVICES SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.   The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

Class I shares of the Portfolio commenced operations on January 6, 2003.  For the period from August 1, 2000 to January 6, 2003 the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc, and offered other classes of shares. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. In addition, Class A shares of the Predecessor Fund were subject to a similar level of fees as those applied to the Class I shares of the Portfolio.  As Class I shares of the Portfolio have not completed a full year of operation, a bar chart and table reflecting prior performance history is not yet available.  Performance information will be provided for Predecessor Fund’s Class A shares until the Portfolio’s Class I shares have completed a full year of operations.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio.  Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

2001	-5.57%
2002	-14.73%
2003	26.33%

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.68% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –17.09% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund's (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual returns with those of a broad measure of market performance over time.  The returns in the table include the effect of Class A shares maximum applicable front end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.  If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown.  The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Life of Portfolio (Since 8/1/00)
Financial Services Portfolio(1):
Return Before Taxes	19.10%	3.43%
Return After Taxes on Distributions	19.10%	3.37%
Return After Taxes on Distributions and Sale of Portfolio Shares	12.41%	2.90%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-5.82%
S & P Financial Services Sector Index(3)	31.03%	4.63%*

*

July 31, 2000 used in calculation.

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) The returns are for a class that is not offered in this prospectus but would have substantially similar annual returns because the shares were invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

The S&P Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by S&P.  Indexes are not managed, and it is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

THE ADVISER

The Portfolio is advised by Caterpillar Investment Management Ltd.  Stock selection for the Portfolio is made by the Equity Investment Management team, whose activities are overseen by the Investment Committee of Caterpillar Investment Management Ltd.  The Portfolio is managed by a management team that includes Keith D. Yoder. Mr. Yoder is a Senior Portfolio Manager  of Caterpillar Investment Management Ltd and has been associated with the firm since August 2000.  From 1992 to April 2000, Mr. Yoder was an investment manager with Mennonite Mutual Aid Inc.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in the common stock of domestic and foreign issuers regardless of their size. It expects to invest primarily in U.S. common stocks but may also invest in other types of equity securities and debt securities of any quality, and may invest up to 25% of its total assets in foreign companies.

The Portfolio will normally invest at least 80% of its total assets in equity securities issued by companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries. The Portfolio may also invest a portion of its assets in securities of companies in the oil and natural gas exploration, development, production and distribution industry, securities of companies in the mining industry, and securities of companies in the precious metals industry.

The Portfolio invests in securities of companies that are deemed to be undervalued, and therefore are believed by the Adviser to offer above-average potential for capital appreciation. These securities include securities of companies that are engaged in the energy, basic materials and other related businesses that are out of favor with investors and are trading at prices that the Adviser believes are below their true worth based on each company's potential earnings, asset values and dividend yield.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

ENERGY AND BASIC MATERIALS SECTOR. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

NON-DIVERSIFICATION. Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

Class I shares of the Portfolio commenced operations on January 6, 2003.  For the period from October 23, 1997 to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. and offered other classes of shares.    The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. In addition, Class A shares of the Predecessor Fund were subject to a similar level of fees as those applied to the Class I shares of the Portfolio.

The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio.  Past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

The returns in the bar chart below do not include the effect of the Predecessor Fund's front end sales charge for Class A shares, but do include the effect of fee waivers and expense reimbursements by Orbitex Management, Inc and Saratoga Capital Management, LLC. If the effect of the sales charge were reflected or if the fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1998	-23.90%
1999	38.54%
2000	25.13%
2001	-13.00%
2002	-5.83%
2003	18.79%

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.36% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was –22.54% (quarter ended September 30, 2002).  Year to date total return as of September 30, 2004 was ___%.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Predecessor Fund's (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003) average annual returns with those of a broad measure of market performance over time.  The returns in the table include the effect of Class A shares maximum applicable front end sales charge and the effect of fee waivers and expense reimbursements by Orbitex Management, Inc. and Saratoga Capital Management, LLC.   If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown.  The returns assume that you sold your shares at the end of each period.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

	Past 1 Year	Past 5 Years	Life of Portfolio (Since 10/23/97)
Energy & Basic Materials Portfolio: (1)
Return Before Taxes	11.94%	9.73%	3.89%
Return After Taxes on Distributions	11.94%	8.17%	2.46%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.76%	7.42%	2.38%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 (Reg. TM) Index(2)	28.68%	-0.57%	4.07%
Lipper Natural Resources Funds Index(3)	26.24%	12.05%	3.62%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003). The returns are for a class that is not offered in this prospectus but would have substantially similar annual returns because the shares were invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

(2)

The S&P 500 (Reg. TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

(3)

(3)

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Indexes are not managed, and tit is not possible to invest directly in an Index.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 200 4 .. There are no sales loads or distribution fees.

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
SHAREHOLDER FEES
Redemption Fee on Shares Held 30 Day or Less (as a % of amount redeemed)	NONE	2.00%	2.00%	2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (1)	0.475%	0.55%	0.55%	0.65%
Distribution and/or Service (Rule 12b-1 ) Fees	NONE	NONE	NONE	NONE
Other Expenses (1)%		%	%	%
Total Annual Portfolio Operating Expenses (2) *	%	%	%	%

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio
SHAREHOLDER FEES
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%	2.00%	2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (1)	0.65%	0.75%	0.65%	0.75%	1.25%
Distribution and/or Service (Rule 12b-1 ) Fees	NONE	NONE	NONE	NONE	NONE
Other Expenses (1)%		%	%	%	%
Total Annual Portfolio Operating Expenses (2) *		%	%	%	%

	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio
SHAREHOLDER FEES
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (1)	1.25%	1.25%	1.25%
Distribution and/or Service (Rule 12b-1 ) Fees	NONE	NONE	NONE
Other Expenses (1)%		%	%
Total Annual Portfolio Operating Expenses (2)*	%	%	%

*EXPENSE WAIVERS AND REIMBURSEMENTS AND NET EXPENSES:  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement/waiver by the relevant class of each Portfolio up to five years from the date the fee or expense was incurred, but no reimbursement/waiver payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap.  Expenses borne by the Manager after December 31, 2002 will be subject to reimbursement/waiver by the relevant class of each Portfolio up to three years from the date the fee or expense was incurred.  The following are the Expense Caps for each of the Portfolios: U.S. Government Money Market, 1.25%; Investment Quality Bond, 1.40%; Municipal Bond, 1.40%; Large Capitalization Value, 2.00%; Large Capitalization Growth, 2.00%; Mid Capitalization, 2.00%; Small Capitalization,  2.00%; International Equity, 2.30%; Health & Biotechnology, 2.30%; Technology & Communications, 2.30%; Financial Services, 2.30%; and Energy & Basic Materials, 2.30%.

For the fiscal year ended August 31, 200 4 the net expenses for the Portfolios were: U.S. Government Money Market, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Investment Quality Bond, ___ %(taking into account the expense reimbursement/waiver/expense offset of ___ %); Municipal Bond, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Large Capitalization Value, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Large Capitalization Growth, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %); Mid Capitalization Portfolio, ___% (taking into account the expense reimbursement/waiver of ___%); Small Capitalization, ___ % (taking into account the expense reimbursement/waiver of ___ %) ; International Equity, ___ % (taking into account the expense reimbursement/waiver/expense offset of ___ %) ; Health & Biotechnology Portfolio , ___ % (taking into account the expense reimbursement/waiver of ___ %) ; Technology & Communications Portfolio , ___ % (taking into account the expense reimbursement/waiver of ___ %) ; Financial Services Portfolio , ___ % (taking into account the expense reimbursement/waiver of ___ %) ;  and Energy & Basic Materials Portfolio , ___ % (taking into account the expense reimbursement/waiver of ___ %) .   The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.  For the year ended August 31, 200 4 , no reimbursements/waiver payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.   In addition, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Mid Capitalization Portfolio, Financial Services Portfolio or Energy & Basic Materials Portfolio have agreed to assume the remaining obligations of the corresponding Predecessor Orbitex Fund under its Expense Reimbursement/waiver Agreement with Orbitex Management, Inc.  Thus, the "Other Expenses" of the combined fund also includes such obligations of the Predecessor Orbitex Fund.

(1)

MANAGEMENT FEES AND OTHER EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from 0.475% to 1.25% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders.

(2)

"Total Annual Portfolio Operating Expenses," as shown above, are based upon the sum of management fees, 12b-1 fees and "Other Expenses."

The following exchanges are exempt from the 2% redemption fee: responses to the SaratogaSharpR asset allocation program’s allocations and reallocations, employer sponsored retirement plans (e.g., 401(k) and profit sharing plans), and systematic withdrawal plans.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU HELD OR SOLD YOUR SHARES

	U.S. Government Money Market Portfolio	Investment Quality Bond Portfolio	Municipal Bond Portfolio	Large Capitalization Value Portfolio
1 year	$	$	$	$
3 years
5 years
10 years

	Large Capitalization Growth Portfolio	Mid Capitalization Portfolio	Small Capitalization Portfolio	International Equity Portfolio	Health & Biotechnology Portfolio
1 year	$	$	$	$	$
3 years
5 years
10 years

	Technology & Communications Portfolio	Financial Services Portfolio	Energy & Basic Materials Portfolio
1 year	$	$	$
3 years
5 years
10 years

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolio's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DERIVATIVES AND OTHER STRATEGIES. Certain Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE TRADED FUNDS. The Health & Biotechnology Portfolio and International Equity Portfolio may invest up to 10% of its net assets in shares of various Exchange Traded Funds ("ETFs") that seek to track the performance of various portions or segments of the equity markets.   No more than 5% of the Portfolio's net assets will be invested in any one ETF.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to principal risks of investing in the Portfolios.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuation, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Consequently, there is a risk that a foreign security may never reach the price that the Adviser believes is representative of its full value or that it may even go down in price.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

STOCK MARKET RISK. Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" below). Consequently, the value of your investment in a Portfolio will go up and down, which means that you could lose money.

SMALL AND MID-SIZED COMPANIES. Certain Portfolios may invest in companies with small and medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Small cap companies generally have a market capitalization of under $1 billion and mid cap companies generally have a market capitalization between $1 billion and $15 billion. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mid cap companies are often traded in the over-the-counter market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and mid cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and mid cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ISSUER-SPECIFIC RISKS. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE TRADED FUNDS. Shares of exchange-traded index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio or International Equity Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter bsis with a one to three week lag  on its public website until  they are included in the Trust’s next shareholder report or quarterly report.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager.  The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

Portfolio	Manager's Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

The Manager is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company.

ADVISERS

The following set forth certain information about each of the Advisers:

Reich & Tang Asset Management, LLC ("Reich & Tang"), a registered investment adviser located at 600 Fifth Avenue, 8th Floor, New York, NY 10020, serves as the Adviser to the U.S. Government Money Market Portfolio. Reich & Tang has been an investment adviser since 1970 and advises mutual funds, pension trusts, profit-sharing trusts and endowments. As of September 30, 200 4 , Reich & Tang had approximately $ 17.7 billion in assets under management.

  OpCap Advisors (“OpCap”) is a registered investment adviser and wholly-owned subsidiary of Oppenheimer Capital LLC, a registered investment advisor which was founded in 1969.  OpCap serves as a registered investment sub-adviser to the Municipal Bond Portfolio, the Large Capitalization Value Portfolio and the International Equity Portfolio.  The Sub-AdviserOpCap has operated as an investment adviser to investment companies and other investors since its organization in 1980.  As of September 30, 2004, OpCap including Oppenheimer Capital LLC, advised accounts having assets in excess of $22.5 billion. OpCap is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.

OpCap

 is wholly-owned by Oppenheimer Capital LLC, which is wholly-owned by Allianz Dresdner Asset Management U.S. Equities LLC, a subsidiary of Allianz Dresdner Asset Management of America L.P. The general partner of Allianz Dresdner Asset Management of America L.P. is Allianz-PacLife Partners LLP.  Allianz AG has majority ownership of, and controls, Allianz Dresdner Asset Management of America L.P. and its subsidiaries, including Oppenheimer Capital LLC and OpCap ..

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of September 30, 200 4 , assets under management by Fox were approximately $ 3.0 billion.

Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Large Capitalization Growth Portfolio and the Financial Services Portfolio. The firm's predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $ 2.2 billion as of September 30, 200 4 ..

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a registered investment adviser located at UBS Tower, One North Wacker Drive, Chicago, IL 60606, serves as the Adviser to the Health & Biotechnology Portfolio.  As of September 30, 200 4 UBS Global AM had approximately $ ___ billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.  As of September 30, 200 4 , the Group had approximately $ ___ billion in assets under management.  UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

Columbus Circle Investors, a registered investment adviser located at Metro Center, One Station Place Stamford, CT  06902, serves as the Adviser to the Technology & Communications Portfolio. Columbus Circle Investors is an independently owned registered investment adviser that was established in 1975.  The firm provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations.  As of September 30, 200 4 , Columbus Circle Investors had approximately $ 3.5 billion in assets under management.

Caterpillar Investment Management Ltd. ("CIML"), a registered investment adviser located at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-1104, serves as the Adviser to the Mid Capitalization Portfolio and the Energy & Basic Materials Portfolio.  CIML is a wholly-owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. As of September 30, 200 4 , CIML had approximately $ 3.4 billion in assets under management.

ADMINISTRATION

The Bank of New York, located at One Wall Street, 25 th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust's transfer agent.

Gemini Fund Services, LLC, located at 150 Motor Parkway, Suite #205, Hauppauge, NY 11788, provides administrative and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of an exchange that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a significant development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Aquarius Fund Distributors, LLC, the Trust's distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-888-672-4839.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, NE 68137

Funds should be wired to:

First National Bank of Omaha

ABA No. 104000016

Credit: Name of the Fund, DDA Account NO. 11286033

FBO:  Shareholder Name, Name of Fund, Shareholder Account Information

The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Dealers may charge a processing or service fee in connection with the purchase or redemption of fund shares.  The amount and applicability of such a fee is determined and disclosed to its customer by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  When you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions  of shares of the Portfolios by shareholders, and ‘market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of  Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer  may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds or municipal bonds, a Portfolio  may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in this section, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust   requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the financial intermediary to monitor frequent short-term trading within the Portfolios by the financial intermediary’s customers.  There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemptions transactions involving the Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed.  Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use the Manager's Saratoga SHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. The Manager receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Portfolios are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolios for the purposes described above should call 800-807-FUND (800-807-3863).

CONTINUOUS OFFERING. For Class I shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 800-807-FUND (800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust's Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a medallion signature guarantee .. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $25,000.

6. Any redemption check that is made payable to someone other than the shareholder(s).

7. Any redemption check that is being mailed to a different address than the address of record.

8. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.  The following exchanges are exempt from the 2% redemption fee: responses to the SaratogaSharpR asset allocation program’s allocations and reallocations, employer sponsored retirement plans (e.g., 401(k) and profit sharing plans), and systematic withdrawal plans.

Intermediaries of omnibus accounts (such as 401(k) accounts) generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the financial intermediary to monitor redemptions within the Trust’s Portfolios by the financial intermediary’s customers and to collect the Portfolios’ redemption fee from their customers.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short term capital gains earned by a Portfolio will be made annually.

TAX CONSEQUENCES

The following tax information in this Prospectus provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt – interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio and the International Equity Portfolio for the fiscal year s ended August 31, 200 4  and August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 200 4 annual report, which is available upon request.  The financial highlights for the fiscal years ended August 31, 2002 and prior had been audited by a nationally recognized independent accounting firm, whose report, along with the financial statements for each of these Portfolios is included in the annual report, which is available upon request.

The information for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and Mid Capitalization Portfolio for the fiscal years ended August 31, 2004, August 31, 2003 and April 30, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Portfolios’ financial statements are included in the Funds’ August 31, 200 4 annual report which is available upon request.  The financial highlights for the years ended April 30, 2002 and prior had been audited by a nationally recognized independent accounting firm to the Predecessor Orbitex Funds, whose report, along with the financial statements for each of these Portfolios is included in the annual report of the Predecessor Orbitex Funds, which is available upon request.

Prior to reorganizing into the Saratoga Advantage Trust, the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and Mid Capitalization Portfolio had fiscal year ends of April 30.

CLASS I SHARES
PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call: (800) 807-FUND.

You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be re viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Trust's Investment Company Act file number is 811-08542.

THE SARATOGA ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 30, 2004

Income Portfolios:	Equity Portfolios:
U.S. Government Money Market Portfolio Investment Quality Bond Portfolio Municipal Bond Portfolio

Large Capitalization Value Portfolio
Large Capitalization Growth Portfolio
Mid Capitalization Portfolio
Small Capitalization Portfolio
International Equity Portfolio
Health & Biotechnology Portfolio
Technology & Communications Portfolio
Financial Services Portfolio
Energy & Basic Materials Portfolio

(each a "Portfolio" and collectively the "Portfolios")

     This STATEMENT OF ADDITIONAL INFORMATION (“SAI”) is not a PROSPECTUS. Investors should understand that this S AI should be read in conjunction with the Trust's Class I PROSPECTUS, Class A PROSPECTUS, Class B PROSPECTUS, or Class C PROSPECTUS, each dated December 30, 2004 ..  A copy of each PROSPECTUS may be obtained by written request to Saratoga Capital Management, LLC at the address or phone listed below.

     Saratoga Capital Management, LLC 1101 Stewart Avenue, Suite 207 Garden City, New York, 11530-4808, 800-807-FUND (800-807-3863).

FUND HISTORY	PAGE 3
INVESTMENT OF THE TRUST'S ASSETS	3
INVESTMENT RESTRICTIONS	22
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS	25
TRUSTEES AND OFFICERS	30
MANAGEMENT AND OTHER SERVICES	35
DETERMINATION OF NET ASSET VALUE	45

CERTAIN TAX CONSIDERATIONS	59
ADDITIONAL INFORMATION	65
FINANCIAL STATEMENTS	70
APPENDIX A – RATINGS	71
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	77

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

     The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 800-807-FUND.

FUND HISTORY

     The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a "business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”).  Each Portfolio is advised by an Investment Adviser, also referred to as an Adviser, selected and supervised by the Manager.

INVESTMENT OF THE TRUST'S ASSETS

     The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio are non-diversified funds within the meaning of the 1940 Act. The remainder of the Portfolios are diversified funds within the meaning of the 1940 Act.

     The investment objective and policies of each Portfolio are described in each PROSPECTUS. A further description of each Portfolio's investments and investment methods appears below.

     ADJUSTABLE RATE SECURITIES. Certain Portfolios may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) , which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

     Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features , which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

     Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

     BELOW INVESTMENT-GRADE DEBT SECURITIES. Certain of the Portfolios may invest in debt securities that are rated below "investment grade" by Standard and Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Municipal Division ("Fitch") or, if unrated, are deemed by the investment advisers to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P's , Moody's , and Fitch descriptions of their bond ratings are contained in Appendix A to this SAI.

     Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Portfolio's investment objective may be more dependent on an Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Portfolio. In addition, a Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's holdings. A Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolios may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser s attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. Certain Portfolios may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. An Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Portfolios may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) which are secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

     COMMERCIAL PAPER. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

     INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% (10% with respect to the U.S. Government Money Market Portfolio) limit on illiquid investments for each Portfolio.

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Portfolio will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Portfolio's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

     ILLIQUID OR RESTRICTED SECURITIES. The Portfolios may invest in illiquid or restricted securities in accordance with the investment restrictions noted below (See "Investment Restrictions"). Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

     Notwithstanding the above, each Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     INSURED BANK OBLIGATIONS. The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% (10% with respect to the U.S. Government Money Market Portfolio) limit for illiquid investments set forth in the section “Illiquid  or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters or credit or U.S. government securities.  The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss off rights in the collateral should the borrower fail financially. The Trust's custodian bank arranges for each Portfolio's securities loans and manages collateral received in connection with these loans.

     WHEN-ISSUED SECURITIES. All Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Portfolio would be so committed.

     HEDGING. Certain Portfolios may use certain hedging instruments. To engage in short hedging, a Portfolio would: (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it ("Portfolio securities") or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would: (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

     Additional information about the Hedging Instruments a Portfolio may use is provided below.

     FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with a Portfolio's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     A Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     ADDITIONAL INFORMATION ON PUTS AND CALLS. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio's Custodian, or a securities depository acting for the Custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. Government securities underlying an option it has written, in accordance with the terms of that option as written a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put a covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call.  The premium paid on a put written a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the Portfolio's obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio's portfolio.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

     REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the  same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one, or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio's Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the 1940 Act when a Portfolio sells a future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator.  In connection with their management of the Fund, the Investment Manager and the Advisers who trade in futures have claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, are not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Trust and each Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth herein.  There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     When a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction In the price of the securities purchased.

     Transactions in Hedging Instruments may also result in certain Federal income tax consequences described below under the heading "Certain Tax Considerations."

     EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

     There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Portfolio's interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio's net investment income.

     Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions.

     Some Portfolios may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

     Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

     TYPE S OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO MAY INVEST.

  As discussed in the Prospectus, the International Equity Portfolio seeks to achieve its investment objectives through investment primarily in equity securities. It is expected that the Portfolio will invest principally in ADRs, GDRs, and EDRs although it also may invest directly in equity securities. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are deigned for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. The Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on the Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company assets. The Portfolio will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolio may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company. To the extent the Portfolio invests in securities in bearer form , such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen.

     FOREIGN CURRENCY TRANSACTIONS. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio's portfolio positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     A Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

     The Portfolios may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

     Although each Portfolio value its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     The transactions described in this section may also give risk to certain Federal income tax consequences described below under the heading "Certain Tax Considerations."

     ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

     RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody's, S&P and Fitch is included in Appendix A to this SAI .. The Investment Quality Bond Portfolio and the Municipal Bond Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Investment Quality Bond Portfolio or the Municipal Bond Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers to the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the respective Portfolio.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio nor the Portfolio's Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of an interest on their municipal securities may be materially adversely affected.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association ("Ginnie Mae") are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

     Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Association ("Freddie Mac"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.  Fannie Mae does have the right to borrow from the U.S. Treasury to meet its obligations.

     Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States.  Freddie Mac does have the right to borrow from the U.S. Treasury to meet its obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

     RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

     CAPS AND FLOORS. The underlying mortgages which collateralize the ARMs in which a Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

     MUNICIPAL NOTES. For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio may invest in tax- exempt short-term debt obligations (maturing in one year or less). These obligations, known as "municipal notes," include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody's or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

     MUNICIPAL BONDS. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide Privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

     The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements.  A repurchase agreement is an instrument under which the investor (such as a Portfolio) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Portfolio for a duration of more than seven days if, as a result, more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the net asset value of the Portfolio would be invested in such agreements or other securities, which are not readily marketable.

     The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default. A Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio's Adviser or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolios have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolios may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

     SHORT SALES. Certain of the Portfolios may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

     When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

     UNREGISTERED SECURITIES. The Portfolios each may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The Board will carefully monitor any investments by each of the Portfolios in these securities.

INVESTMENT RESTRICTIONS

     The following policies and limitations supplement those set forth in the Prospectuses. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

     A Portfolio's fundamental investment policies and limitations may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Portfolio. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio. Shares of each Portfolio will be voted separately on matters affecting only that Portfolio, including approval of changes in the fundamental investment policies of that Portfolio.

     The investment objective of each Portfolio, in addition to the investment restrictions listed below, are fundamental and may not be changed without shareholder approval. All other investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     A Portfolio may not:

     1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of any one issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     3. Invest 25% or more of its total assets in securities of issuers in any one industry except that:

      (i) the Health & Biotechnology Portfolio will invest at least 25% of its total assets in securities of healthcare and biotechnology companies;

      (ii) the Technology & Communications Portfolio will invest at least 25% of its total assets in securities of technology and communications companies;

      (iii) the Financial Services Fund will invest at least 25% of its assets in securities of financial services companies as well as related services and technology companies; and

      (iv) the Energy & Basic Materials Fund will invest at least 25% of its total assets in securities of companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries;

     4. Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets, except that this restriction is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     5. Invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

     6. Invest in real estate or real estate limited partnerships (direct participation programs), except that each Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

     7. Underwrite securities of other companies except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

     8. Purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges, except that this limitation is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     9. Pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus, except that this limitation is considered non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     10. Issue senior securities, except to the extent permitted by the 1940 Act, which may include, but is not limited to: (i) entering into a repurchase agreement; (ii) borrowing money in accordance with restrictions described above; or (iii) lending Portfolio securities; or

     11. Make loans to any person or individual except that Portfolio securities may be loaned by all Portfolios within the limitations set forth herein.

The following are also fundamental investment restrictions:

     Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

NON-FUNDAMENTAL POLICIES

     The following policies may be changed by the Board of Trustees without shareholder approval. A Portfolio will not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, each portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities) or make short sales of securities except "against the box" (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions); (b) invest for the purpose of exercising control or management of another company.

     The 80% investment restriction noted in the Prospectus of certain Portfolios is also non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed. However, the 80% investment policy of the Municipal Bond Portfolio is fundamental and may not be changed without shareholder approval.

     The Trust’s Board of Trustees and the Manager have adopted policies and procedures regarding disclosure of portfolio holdings  (the “Policy”).  Pursuant to the Policy, the Manager may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Manager’s fiduciary duties to Trust shareholders.  The Manager may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust.  Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Manager or by any affiliated person of the Manager.  Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality which has been memorialized in an approved non-disclosure agreement.  Persons who owe a duty of trust or confidence to the Manager or the Trust (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.  Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

      Statutory Portfolio Holdings Disclosure.  As required by Section 30 of the 1940 Act, the Trust discloses each Portfolio’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

     Shareholders may call 800-807-FUND to obtain each Portfolio’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the Securities and Exchange Commission on Form N-Q.

      Voluntary Portfolio Holdings Disclosure.  Approximately one to three weeks after the end of each calendar quarter, the Manager posts on the Trust’s website a profile of each Portfolio which typically includes the respective Portfolio’s top holdings.

     Each Portfolio will make available by telephone (800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

     Selective Portfolio Holdings Disclosure.   All portfolio holding disclosure other than the statutory or voluntary disclosure described above is considered non-public portfolio holdings information.  None of the Portfolios selectively disclose non-public portfolio holdings information to any person, other than to rating agencies and newly hired or prospective investment advisers or sub-advisers.  Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only on the condition that the information be kept confidential pursuant to the non-disclosure terms of an advisory agreement or a separate non-disclosure agreement.   Each Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

     The Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, post-effective amendments and the Trust’s website to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS

To the knowledge of the Trust, the following were beneficial owners of more than 5% of the outstanding shares of any class of each Portfolio of the Trust as of December 15, 2004.     Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds are deemed to be control persons ("Control Persons").

Title of Fund/Class	Name and Address	Number of Shares owned of Record	Number of Shares owned Beneficially	Percentage Held of Record
Mid Capitalization Portfolio – Class A
Financial Services Portfolio – Class A
U.S. Government Money Market Portfolio – Class B
Municipal Bond Portfolio – Class B
International Equity Portfolio – Class B
Large Capitalization Growth – Class B
Small Capitalization Portfolio – Class B
Investment Quality Bond Portfolio – Class B
U.S. Government Money Market Portfolio – Class C
Municipal Bond Portfolio – Class C
Energy & Basic Materials Portfolio – Class C
Small Capitalization Portfolio – Class C
Financial Services Portfolio – Class C
Mid Capitalization Portfolio – Class C
Health & Biotechnology Portfolio – Class I
Technology & Communications Portfolio – Class I
Financial Services Portfolio – Class I
Energy & Basic Materials Portfolio – Class I
US Government Money Market Portfolio – Class I

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia, Richard E. Stierwalt and Mark Marrone are "interested persons" of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and directors of Saratoga. All information is as of August 31, 200 4 , the Trust's fiscal year-end.

Name, Age and Address	Position(s) Held with Trust	Term / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 4 9 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees *	Since 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	12	None
Richard E. Stierwalt, 50 Metro Center, 1 Station Place, Suite 30 Stamford, CT 06902	Trustee	Since 2003	President, Chief Executive Officer and Director, Orbitex Financial Services Group, Inc. (1998- 2003); Trustee, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Trustee, Orbitex Group of Funds (1998-2003)	12	None

Name, Age and Address	Position(s) Held with Trust	Term / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 6 2 101 S. Washington Square, 9th Floor Lansing, MI 48933	Trustee	Since 1994	Partner with the law firm of Kelly Cawthorne	12	None
Udo Koopmann, 6 3 11500 Governor’s Drive Chapel Hill, NC 2751 7	Trustee	Since 1997	Retired	12	None
Floyd E. Seal, 5 5 7565 Industrial Court Alpharetta, GA 30004	Trustee	Since 1997	Chief Executive Officer and 50% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Alpharetta, GA; Partner of S&W Management, Gwinnet, GA	12	None
William B. Blundin, 6 7 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12	Director of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company).
Stephen H. Hamrick, 5 2 50 Rockefeller Plaza 2nd Floor New York, NY 10020	Trustee	Since 2003	President , Carey Financial Corp. (1994-present) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001- present) (Real Estate Investment Banking); Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000- 2003); Director, Orbitex Group of Funds (2000-2003)	12	Director, Duroplas Corp. (1999-present) (Manufacturer)

Name, Age and Address	Position(s) Held with Trust	Term / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
OFFICERS:
Stephen Ventimiglia, 4 8 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary *	Since 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	12	None
Mark Marrone, 3 5 1101 Stewart Avenue Suite 207 Garden City, NY 11530	Chief Financial Officer and Treasurer	Since July 2003	Chief Financial Officer (2003) and National Marketing Manager (2001-2003) of Saratoga Capital Management, LLC; Senior Market Manager CPA2Biz (2001); Director of Marketing, deltathree (2000- 2001); Senior Marketing Manager, MetLife (1998-2000)	12	None

*     Bruce Ventimiglia and Stephen Ventimiglia are brothers.
**   Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified.
*** The Manager does not serve as investment adviser to any registered investment company other than the Trust, and is not affiliated with any other investment advisers.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee or Nominee is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2003)*
Bruce E. Ventimiglia	OVER $100,000
Patrick H. McCollough	OVER $100,000
Udo W. Koopmann	OVER $100,000
Floyd E. Seal	$50,001 - $100,000
Richard E. Stierwalt	NONE
Stephen H. Hamrick	NONE
William B. Blundin	NONE

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

As to each Independent Trustee or Nominee and his/her immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

Compensation. All of the executive officers of the Trust are officers of Saratoga and receive no compensation from the Trust. The Independent Trustees will be compensated per regular meeting attended according to the Portfolio asset level on the last business day of the quarter based on the following schedule. For special and committee meetings of the Board, Independent Trustees will receive $250 per special and per committee meeting attended.

Portfolio Asset Level	Portfolio Fee
< $25 Million	$ 0.00
$25 < $50 Million	$250.00
> $50 Million	$500.00

As of January 1, 2005, the Independent Trustees will receive $3,000 for regular meetings attended paid by each Portfolio in proportion to each Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets prior to the regular meeting.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 200 4 ..

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustee
Bruce E. Ventimiglia		N/A	N/A
Patrick H. McCollough		N/A	N/A
Udo W. Koopmann		N/A	N/A
Floyd E. Seal		N/A	N/A
Richard E. Stierwalt		N/A	N/A
Stephen H. Hamrick		N/A	N/A
Leigh Alan Wilson *		N/A	N/A
William B. Blundin		N/A	N/A

*  Resigned as Trustee effective January 30, 2004.

General Information about the Board. The Board is responsible for protecting the interests of Shareholders. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance and review the actions of the investment manager, which is responsible for the Trust's day-to-day operations. Four regular and two special meetings of the Trustees were held during the fiscal year ended August 31, 200 4 ..

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other things, approves professional services provided by the independent accountants and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations. During the fiscal year ended August 31, 200 4 there was one Audit Committee meeting.

     As of December 15, 2004, the trustees and officers of the Trust as a group owned less than % of the outstanding shares of each Portfolio.

MANAGEMENT AND OTHER SERVICES

     The manager of the Trust is Saratoga Capital Management, LLC ("Saratoga" or the "Manager"), 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Pursuant to the Management Agreement with the Trust (the "Management Agreement"), Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages the operations of the Trust and reviews the performance of the Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Management Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on April 5, 2004 ..

     The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

     The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. The Manager compensates each Adviser out of its management fee.         The following table sets forth the annual management fee rates payable by each Portfolio to Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio's average daily net assets:

Portfolio	Total Management Fee
Large Capitalization Growth Portfolio	0.65%
Large Capitalization Value Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
U.S. Government Money Market Portfolio	0.475%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

     The fee is computed daily and payable monthly. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Name of Portfolio	Class I Shares	Class A Shares	Class B Shares	Class C Shares
Large Capitalization Growth Portfolio *	2.00%	–	3.00%	3.00%
Large Capitalization Value Portfolio *	2.00	–	3.00	3.00
Mid Capitalization Portfolio	2.00	2.00%	3.00	3.00
Small Capitalization Portfolio *	2.00	–	3.00	3.00
International Equity Portfolio *	2.30	–	3.30	3.30
Investment Quality Bond Portfolio *	1.40	–	2.40	2.40
Municipal Bond Portfolio *	1.40	–	2.40	2.40
U.S. Government Money Market Portfolio *	1.25	–	2.25	2.25
Health & Biotechnology Portfolio	2.30	2.70	3.30	3.30
Technology & Communications Portfolio	2.30	2.70	3.30	3.30
Financial Services Portfolio	2.30	2.70	3.30	3.30
Energy & Basic Materials Portfolio	2.30	2.70	3.30	3.30

*

Indicates Portfolios not offering Class A Shares.

     Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

     The following table shows (i) the amount of management fees paid by each Portfolio to the Manager, (ii) the amount of advisory fees paid by the Manager to each Portfolio’s Adviser and (iii) the amount of the management fees waived by the Manager for the past three fiscal years.

	MANAGEMENT FEES PAID BY FUND TO MANAGER	ADVISORY FEES PAID BY MANAGER TO ADVISOR	MANAGEMENT FEES WAIVED BY THE MANAGER
U.S. Government Money Market Portfolio

August 31, 2002	$168,076	$16,454	$105,549
August 31, 2003	$167,386	-	$171,993
August 31, 2004

Investment Quality Bond Portfolio

August 31, 2002	$175,475	$54,936	$24,402
August 31, 2003	$180,891	$32,352	$91,924
August 31, 2004

Municipal Bond Portfolio

August 31, 2002	$43,913	-	$88,883
August 31, 2003	$38,364	-	$48,751
August 31, 2004

Large Capitalization Value Portfolio

August 31, 2002	$517,921	$193,241	$99,232
August 31, 2003	$376,521	$173,779	-
August 31, 2004

Large Capitalization Growth Portfolio

August 31, 2002	$418,211	$157,803	$76,305
August 31, 2003	$271,968	$125,524	-
August 31, 2004

Small Capitalization Portfolio

August 31, 2002	$273,479	$91,814	$74,548
August 31, 2003	$165,097	$76,199	-
August 31, 2004

International Equity Portfolio

August 31, 2002	$139,073	$44,096	$56,393
August 31, 2003	$114,313	$35,356	$25,922
August 31, 2004

Health & Biotechnology Portfolio*

April 30, 2002	$2,541,095	-	$233,330
April 30, 2003	$1,256,508	-	$114,887
August 31,2003( [2] )	$359,878	$115,161	$17,249
August 31, 2004

Technology & Communications Portfolio*

April 30, 2002	$933,433	-	$389,190
April 30, 2003	$401,276	-	$337,386
August 31, 2003( [2] )	$147,572	$25,445	$41,553
August 31, 2004

Energy & Basic Materials Portfolio*

April 30, 2002	$122,520	-	$122,520
April 30, 2003	$89,267	-	$89,267
August 31, 2 003( [2] )	$22,535	-	$30,073
August 31, 2004

Financial Services Portfolio*

April 30, 2002	$100,079	-	$100,079
April 30, 2003	$59,915	-	$59,915
August 31, 2003 ( [2] )	$17,712	$4,251	-
August 31, 2004

Mid Cap Portfolio*

April 30, 2003 ( [1] )	$127,508	-	$883
August 31, 2003( [2] )	$74,809	$36,628	-
August 31, 2004

*  Amounts include only payments made by the Manager to the Advisor for the period from each individual portfolio’s reorganization through April 30. 2003.

(1)  For the period July 1, 2002 (commencement of operations) through April 30, 2003.

(2)  For the period May 1, 2003 through August 31, 2003.

     Expenses not expressly assumed by Saratoga under the Management Agreement are paid by the Trust. Expenses incurred by a Portfolio are allocated among the various Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust's Board of Trustees. The fees payable to each Adviser pursuant to the Investment Advisory Agreements between each Adviser and Saratoga with respect to the Portfolios are paid by Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than one year from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

     The Advisory Agreements for the Portfolios were last approved by the Trustees, including a majority of the Trustees who are not parties to such contract or interested persons of any such parties, on April 5, 2004 , for a one year period .  In approving the Management and Advisory Agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Manager and the Advisers, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Managers' and the Adviser's expenses in providing the services, the profitability of the Manager and the Advisers and their affiliated companies and other benefits they derive from their relationship with the Portfolio and the extent to which economies of scale are shared with each Portfolio. The Independent Trustees reviewed reports from management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Manager and the Advisers and the sub-advisers and the financial strength of the Manager and the Advisers and their affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by legal counsel to the Portfolio as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment that approval of the Management Agreement and the Advisory Agreements were in the best interests of each Portfolio and its shareholders.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement may be terminated by the Trust, Saratoga, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Adviser, or by the Adviser upon at least 100 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

      CODE OF ETHICS. The Portfolios, the Manager, the Advisers and Aquarius Fund Distributors, LLC have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolios. These codes are designed to protect the interests of the Portfolios' shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios so long as such investments are made pursuant to the code's requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Portfolio to the Portfolio’s Advisers.  The Advisers will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Advisers may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolios’ shareholders, and those of the Advisers or an affiliated person of the Advisers.  In such a case, the Trust’s policy requires that the Advisers abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast.

Each of the Advisers proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) will be available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC’s website at www.sec.gov .  In addition, a copy of the Portfolios’ proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

     ADMINISTRATION AGREEMENT. Gemini Fund Services, LLC, acts as the Trust's Administrator pursuant to an Administration Agreement which was approved by the Trust's Board of T rustees on September 20, 2002, and which became effective November 22, 2002. The Administration Agreement will remain in effect for three years from the date of its effectiveness, and may be continued annually thereafter if approved in accordance with requirements of the 1940 Act. Prior to the Administration Agreement currently in effect, Funds Distributor, Inc. served as the Trust's Administrator pursuant to a contract dated September 21, 1999. E ach of the following Portfolios accrued the following amounts in administrative fees for the last three fiscal years :

Name of Portfolio	8/31/02	8/31/03	8/31/04
U.S. Government Money Market Portfolio	$43,616	$54,279
Investment Quality Bond Portfolio	41,177	55,441
Municipal Bond Portfolio	9,967	16,656
Large Capitalization Value Portfolio	108,677	144,440
Large Capitalization Growth Portfolio	92,685	122,206
Small Capitalization Growth Portfolio	58,532	73,322
International Equity Portfolio	26,499	38,450
Health & Biotechnology Portfolio *	–	48,545
Technology & Communications Portfolio *	–	20,243
Energy & Basic Materials Portfolio *	–	4,859
Financial Services Portfolio *	–	4,976
Mid Capitalization Portfolio *	–	16,493 +

*

Commenced operations in 2003.

+

For the period 7/01/02 (commencement of operations)  - 8/31/03

PLAN OF DISTRIBUTION. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Class, other than Class I, pays the Distributor or other entities compensation accrued daily and payable monthly. Class A Shares charge a Rule 12b-1 fee at the annual rate of 0.40% of average daily net assets, and Classes B and C each charge Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

      The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an "asset-based sales charge" as defined in the aforementioned Rules of the Association.

     For the fiscal years ended August 31, 200 4 the Portfolios paid the following fees pursuant to the Plans:

U.S. Government Money Market Portfolio
Class B	$
Class C	$

Investment Quality Bond Portfolio
Class B	$
Class C	$

Municipal Bond Portfolio
Class B	$
Class C	$

Large Capitalization Value Portfolio
Class B	$
Class C	$

Large Capitalization Growth Portfolio
Class B	$
Class C	$

Small Capitalization Portfolio
Class B	$
Class C	$

International Equity Portfolio
Class B	$
Class C	$

Health & Biotechnology
Class A	$
Class B	$
Class C	$

Technology & Communications
Class A	$
Class B	$
Class C	$

Energy & Basic Materials
Class A	$
Class B	$
Class C	$

Financial Services
Class A	$
Class B	$
Class C	$

Mid Capitalization
Class A	$
Class B	$
Class C	$

     The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on October 9, 1998 and was last approved on April 5, 2004 , effective as of April 27, 200 4 ..

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

      The Distributor estimates that the amounts paid under the Plan for the fiscal year ended August 31, 2004 was spent in approximately the following ways: (i) $_______ (%_______) for advertising, (ii) $_______ (%_______) for printing and mailing of prospectus to other than current shareholders, (iii) $_______ (%_______) compensation to underwriters, (iv) $_______ (%_______) compensation to broker-dealers; (v) $_______ (%_______) compensation to sales personnel; (vi) $_______ (%_______) interest, carrying or other financing charges; and (vii) $_______ (%_______) other. At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of a Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

     POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     PORTFOLIO TRANSACTIONS. Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the Income Portfolios are principal transactions at net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisers; information received in connection with directed orders of other accounts managed by the Advisers or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers, to make available additional views for consideration and comparison, and to enable the Advisers to obtain market information for the valuation of securities held in a Portfolio's assets.

     Each of the Advisers currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each Adviser to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of Portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of each Portfolio and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the Portfolios and/or other advisory accounts managed by an Adviser or its affiliates, the transactions are generally executed as received, although a Portfolio or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Portfolio are considered free trades.  However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     For the fiscal years ended August 31, 200 2 , 200 3 and 200 4 , the Trust paid brokerage commissions of approximately$406,000, $430,000, and $ respectively. For the fiscal years ended August 31, 200 2 , 200 3 and 200 4 , the Trust paid no affiliated brokerage commissions.

During the fiscal year ended August 31, 200 4 , the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended August 31, 200 4	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended August 31, 200 4
Health & Biotechnology Portfolio
Technology & Communications Portfolio	$11,485	$27,731,738
Energy & Basic Materials Portfolio	NONE	NONE
Financial Services Portfolio	$18,958	$17,595,048
Mid Cap Portfolio	$6,960	$2,489,519
Large Cap Value Portfolio	$12,386	$9,237,091
Large Cap Growth Portfolio	$114,957	$109,793,604
Small Cap Portfolio	$7,524	$3,920,377
International Equity Portfolio	$2,001	$1,148,189
Investment Quality Bond Portfolio	NONE	NONE
Municipal Bond Portfolio	NONE	NONE
U.S. Government Money Market Portfolio	NONE	NONE

DETERMINATION OF NET ASSET VALUE

     The net asset value per share for each class of shares of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

     The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

     Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

     The Trust's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board's procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

     Puts and calls are valued at the last sales price therefor e , or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

     The U.S. Government Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The Portfolio's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the 1940 Act (the "Rule"), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees' considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders). Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

     The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with remaining maturity of more than thirteen months. Should the disposition of a Portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

     A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

      As permitted by the Rule, the Trustees have delegated to the Portfolio's Adviser, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

     The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may eliminate the payment of daily dividends for a period of time in an effort to restore the Trust's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

CERTAIN TAX CONSIDERATIONS

     GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Portfolio of the Trust, and shareholders of Portfolios, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the Federal, state and local tax consequences applicable to an investment in each Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

     Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be  subject to different rates of tax (or, in the case of ordinary dividends of the Municipal Bond Portfolio, may be "exempt-interest dividends generally exempt from Federal income tax). The tax treatment of the investment activities of each Portfolio will affect the amount and timing and character of the distributions made by such Portfolio. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. Each Portfolio intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. As such, a Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     Each Portfolio in the Trust generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     As a general rule, a Portfolio's transactions in futures contracts and options will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Portfolio and, accordingly, will affect the amount of capital gains distributed to the Portfolio's shareholders. Gains or losses on a Portfolio's transactions in regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon generally are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. When a Portfolio engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Portfolio. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Portfolio.

     A Portfolio's foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts", and unlisted options, and certain other foreign currency gains or losses derived with respect to fixed-income securities, are treated as ordinary income or loss. In general, such foreign currency gains or losses will increase or decrease the amount of the Portfolio's income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if such foreign currency losses exceed other ordinary income during a taxable year, a Portfolio would not be able to make ordinary income distributions for the year.

     If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

     Under certain tax rules, a Portfolio may be required to include an amount in income with respect to a security even though the Portfolio does not receive payments in cash attributable to such income in respect of the security during the year. For example, a Portfolio may be required to accrue a portion of any discount at which it purchases a debt security as income in each year. In addition, if the Portfolio invests in an equity security of a non-U.S. corporation classified as a "passive foreign investment company" for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Portfolio being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that a Portfolio invests in any securities producing such "phantom income", the Portfolio will nonetheless be required to make income distributions of such phantom income in order to avoid taxation of such income at the Portfolio level. Such distributions will be required to be made from available cash of the Portfolio or by liquidation or Portfolio securities if necessary. If a distribution of cash necessitates the liquidation of Portfolio securities, the Portfolio may realize a gain or loss from such sales. Any net capital gains realized from such transactions may result in larger capital gain distributions (if any) to shareholders than they would have received in the absence of such transactions.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     The U.S. Government Money Market Portfolio intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net investment income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Portfolio. Net income will be calculated immediately prior to the determination of net asset value per share of the U.S. Government Money Market Portfolio. On occasion, in order to maintain a constant $1.00 per share net asset value, the managers of the U.S. Government Money Market Portfolio may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e. dividends, less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

THE MUNICIPAL BOND PORTFOLIO

     Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for Federal income tax purposes. If a shareholder of the Municipal Bond Portfolio receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal excess net passive income tax.

     Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the Federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference in term for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event the Board of Trustees of the Trust would reevaluate the investment objections and policies of the Municipal Bond Portfolio.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the Federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

ALL PORTFOLIOS

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Portfolio in the Trust (other than "exempt-interest dividends" received from the Municipal Bond Portfolio). Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.  Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rates as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other Federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Any net long-term capital gains realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Short-term capital gains will be distributed annually as ordinary income as required by the Internal Revenue Code.  Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on ordinary income dividends would move to 35% in 2009 and 39.6% in 2011.

     At August 31, 200 4 , the Large Capitalization Growth, Large Capitalization Value, International Equity, Technology & Communications, Health & Biotechnology, Financial Services, Energy & Basic Materials and Mid Capitalization Portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains:

NAME OF PORTFOLIO	TOTAL	EXPIRES
Large Capitalization Growth Portfolio
Large Capitalization Value Portfolio
International Equity Portfolio
Technology & Communications Portfolio
Health & Biotechnology Portfolio
Financial Services Portfolio
Energy & Basic Materials Portfolio
Mid Capitalization Portfolio

     Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that each Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio.

Legislation was recently passed by Congress that provides temporary relief from U.S. tax withholding on dividends paid by regulated investment companies to nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount).  Under the legislation, a Portfolio would be able to designate a portion of its distributions as being derived from net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding (unless, in the case of net short-term capital gains, the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year).  The new provision would apply with respect to taxable years of a Portfolio beginning after December 31, 2004 and before January 1, 2008.  As of the date hereof, this legislation has not been enacted into law; however, it is expected to be signed by President Bush.  It should also be noted that the provision in the legislation does not eliminate all withholding on distributions by regulated investment companies to foreign investors.  Distributions that are derived from ordinary income other than qualifying net interest income would still be subject to withholding.  Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average costs basis in determining the gain or loss on the sale or redemption of shares.

     Exchange of a Portfolio's shares for shares of another fund, including shares of other Portfolios in the Saratoga Advantage Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer's regular Federal income tax liability.

ADDITIONAL INFORMATION

      ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.  Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

     DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Portfolio's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Portfolio for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Portfolio's shareholder list or mail the applicant's communication to all other shareholders at the applicant's expense.

     When issued, shares of each class are fully paid and have no preemptive, conversion (except Class B Shares) or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio's investment Portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust's Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio's obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

     INDEPENDENT AUDITORS. Tait, Weller & Baker, served as the independent auditors of each Portfolio dated August 31, 200 4 ..  Their services include auditing the annual financial statements and financial highlights of each  Portfolio as well as other related services.

     TRUST COUNSEL. Clifford Chance LLP, located at 31 West 52nd Street , New York, New York 10019, acts as the Trust's legal counsel.

     CUSTODIAN. The Bank of New York, located at One Wall Street , 25 th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

     TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT.  Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite # 2, Omaha, NE 68137, serves as the Trust’s transfer agent and shareholder servicing agent.

     DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

     TAX INFORMATION. The Federal tax treatment of the Portfolios' dividends and distributions is explained in the Prospectus under the heading "Dividends, Distributions and Taxes." A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

     REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

FINANCIAL STATEMENTS

     The financial statements and independent auditor's report required to be included in this STATEMENT OF ADDITIONAL INFORMATION are incorporated herein by reference to the Trust's ANNUAL REPORT TO SHAREHOLDERS for the year ended August 31, 200 4 ..  The Trust will provide these REPORTS without charge upon request by calling the Trust at 1-888-672-4839.

APPENDIX A-- RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

     Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated "BB" is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated "B" is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated "CCC" has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

      The Fund has delegated responsibility to the various Advisors to vote proxies in accordance with the Advisors Proxy Voting Policies and Procedures (all of which are attached hereto)

Proxy Voting Policy & Procedures – Harris Bretall Sullivan & Smith LLC

I.

Policy Summary

Harris Bretall Sullivan & Smith LLC, and MDT Advisers, a division of Harris Bretall Sullivan & Smith LLC, (together, “the Company”) take seriously their legal and fiduciary obligations concerning proxy voting.  The Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with ERISA, our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.  Our authority to vote the proxies of our clients is established in our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.

The Employee Retirement Income Security Act (ERISA) requires fiduciaries to act “solely in the interest of the participants and beneficiaries of the plan” and “for the exclusive purpose of providing benefits to and defraying reasonable expenses of administering the plan.” While ERISA is silent on proxy voting, the Labor Department has held that the right to vote shares of stock owned by a pension plan is an asset of the plan. Therefore, the fiduciary’s responsibility to manage the assets includes proxy voting.

II.

Guiding Principles

The Company’s proxy voting procedures adhere to the following broad principles:

•

Voting rights have economic value and must be treated accordingly. This means fiduciaries (the Company) have a duty to vote proxies in those cases where fiduciary responsibility has been delegated.

•

Proxy voting matters are conducted in the best interests of the client, and any material conflicts are resolved in accordance with the client’s best interests.

•

The Company generally expects to vote its proxies in favor of the position recommended by management and the board of directors of a portfolio company, so long as the position of company management would not adversely affect the value of the investment and in the best interest of the Company’s clients.

•

Each vote is cast on an individual, case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

•

Proxy voting procedures are developed by the Company in accordance with the nature of the Company’s advisory business, with particular attention paid to the types of client portfolios managed, and any specific policies adopted by the Company’s clients.

•

Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions, and maintain records of proxy voting.

III.      Delegation

In cases where voting authority is delegated to an investment manager, no one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is specified in the plan document, or in some other document delivered by the client to the investment manager.  The Company will not vote proxies in client accounts where the client has not delegated such voting powers to the Company, either by advisory contract or otherwise.

If such direction of a vote occurs in the absence of a formal specification in the plan document, both parties would be guilty of an ERISA violation. Finally, even if voting power is delegated, the trustee or named fiduciary is still responsible for monitoring what the investment manager or proxy voting agent does.

IV.

Procedures

A.

Establish Guidelines

Annually, the Research Director of the Company will review and update the proxy voting Guidelines to be used when assessing specific votes. The Guidelines provide a logical framework for considering commonly observed proxy issues, and ensure that questions of economic impact are given priority consideration. Most importantly, the Company’s Guidelines ensure votes will be solely in the best interests of the Company’s clients.

B.

Assign Personnel

A senior investment professional of the firm, the Research Director or his designee, shall be designated as the Company's Proxy Officer, and will be responsible for the voting of proxies in accordance with the Guidelines.  An employee of the Company shall be designated by the Research Director as the firm's Proxy Manager, and will be responsible for assembling incoming proxy materials and implementing voting decisions made by the Proxy Officer.

C.

Determine Proxies to be Voted

The Proxy Manager will notify the Proxy Officer of upcoming votes, and what issues are to be voted on for those holdings in the Company’s portfolios. On a weekly or more frequent basis, using Proxy Edge and IRRC services, the Company will match portfolio holdings against announced or pending votes. During these reviews, the Company will also note and reconcile any missing proxy or share discrepancies.

D.

Conflicts of Interest

The Company’s proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

Company personnel may be nominated to serve on the board of directors of a portfolio company.  In these cases, following review by the Company’s Executive Committee, the employee will be asked to decline the nomination due to an inherent conflict of interest with those of the Company’s clients.

There may be occasions (although Company anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with Company’s general guidelines or with the guidelines or policies of another managed account.  In such a case, it is Company’s policy to attempt to comply with each of the different client policies so long as, in doing so, Company continues to comply with ERISA and any other applicable law, regulation and policy.  In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held).  If there is to be a departure from a managed account’s proxy voting policy or guidelines, Company’s Proxy Officer will confer with the employee responsible for the client relationship to address and resolve the situation as appropriate.

E.

Voting

When there is a pending vote, the Proxy Officer will review proxy issues in light of the Guidelines and the fiduciary duty of the Company, and determine the Company’s vote.  The Proxy Officer will determine and clearly indicate the Company's decision on each issue, and communicate this information to the Proxy Manager.  The Research Director may advise the Proxy Officer of his views on a specific issue, or review recent voting decisions to ensure that the Guidelines are being adhered to.  The Research Director will initial all proxies submitted to the Proxy Manager to signify his approval of the votes made by the Proxy Officer.

F.

Mark and Return Proxies

Using ProxyEdge and IRRC services, the Company will vote electronically all shares for a specific holding, record said votes by account, and confirm that votes are received and noted.  Any ballots that require manual voting instead of electronic means through the ProxyEdge and IRRC services will be also voted accordingly.

G.

Record Keeping

The Company will maintain, or arrange for the maintenance through ProxyEdge and IRRC,  the following records:

•

Complete file of individual company proxy material – annual report, prospectus, and sample ballot.

•

Votes cast for each company, in electronic format for those voted on ProxyEdge and IRRC services, and in hard copy for manually votes proxies.

•

Reports, memoranda or other materials used in determining votes.

•

Basis for votes not cast pursuant to management recommendations, including votes cast in accordance with client account guidelines and those voted according to a specific guideline or deviation from a guideline.

Proxy Voting Policy & Procedures - CIML

The following policy has been approved by the President of CIML and the CIML Investment Committee effective August 19, 2003.  This policy replaces the CIML Proxy Voting Policy adopted May 16, 2003.  Portfolio Management staff will be responsible for prudent periodic review of the policy for suitability and conflicts of interest.  Proxy voting decisions will be made in accordance with the best investment interests and stated objectives of the investor or beneficiary account.  Proxy voting decisions will be made by the appropriate portfolio manager with responsibility for the account.  A Proxy Voting Card will be completed and signed by a portfolio manager.  A photocopy of the Proxy Voting Card will be filed by date and by account. All Proxy Voting Cards will be summarized continuously for reporting as needed.  This policy is applicable to all accounts for which CIML has proxy voting authority.

CIML’s Policy will be to generally vote in favor of:

I.

The election of directors, assuming:

A.

there is no known reason for opposing any nominee.

B.

the election is not contested.

II.

The approval of auditors, assuming a reputable firm is proposed.

III.

Approval of authorization to issue additional stock for:

A.

stock dividends and stock splits.

B.

stock option or stock purchase plans (so long as the sum of the additional shares plus shares reserved under existing plans and option shares granted but not exercised does not exceed 15% of the total shares outstanding and the exercise price is not less than 85% of the current market value at the time of the grant).

IV.

Authorization of additional stock for acquisitions or for financing general capital expenditures.

V.

Authorization of a new class of stock with gives the board of directors authority to fix voting rights and other terms, but no more than one vote for each share and absent any proposal for issuance of the stock.

VI.

Provisions regarding indemnification of officers and directors covering only future actions.

VII.

Investment fund advisor contracts establishing management fees at 100 bp or less of the net asset value.

VIII.

Proposals requiring stockholder approval for the repurchase of company stock at an above market price from a significant share holder (generally greater than 5% of total outstanding shares).

IX.

Increasing the required vote to a super-majority for approving mergers and other business combinations.

X.

Increasing the required vote to a super-majority for approving charter amendments.

XI.

Reasonable restrictions that require a super-majority, or cause to be shown, on the right to remove directors.

XII.

Classification of the board of directors.

XIII.

The elimination of action by written consent of less than all of the shareholders.

XIV.

Prospective limitations on the liability of directors for damage for breach of duty of care to the extent the limitations do not violate applicable law.

XV.

Reincorporation in states having more flexible or thoroughly interpreted corporation laws.

XVI.

Limitation on membership of audit and compensation committees to only outside directors.

XVII.

Proposals opposing change-of-control severance agreements for management if the agreement provides for payments that would exceed amounts deductible by the Company or contain tax gross-up provisions.

XVIII.

Proposals to establish performance based executive compensation programs that are designed to meet the requirements of the IRS Code and preserve the deductibility of compensation for covered employees in excess of $1 million and other compensation and/or benefit proposals for executives absent evidence of poor performance in the Company’s share price or by the executives in question.

XIX.

Such other business as may come before the meeting, provided no present knowledge of any specific matter exists.

CIML’s Policy will be to generally vote against:

I.

Increasing the required vote for approval of mergers and other combinations to more than two-thirds of the outstanding shares unless coupled with a ‘fair price’ provision.

II.

Increasing the required vote for approval of amendments to the charter to more than two-thirds of the outstanding shares, except with respect to amending a ‘fair price’ provision.

III.

Ratification of all past acts of officers and directors.

IV.

Shareholder proposals opposed by management which appear to be unreasonable or unnecessary.

V.

Authorizing a new class of stock which gives the board of directors unlimited authority to fix voting rights and other terms.

VI.

Dual class stock proposals where public shareholders are issued stock having no or lower voting rights if the effect is to provide insiders or a small group of shareholders with voting power that is substantially disproportionate to their equity interests, unless such stock is issued in a transaction such as an acquisition that has a significant business purpose other than affecting control.

CIML will treat conflicts of interest between CIML and acounts as follows:

I.

CIML shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the account on the one hand and CIML and its affiliates, directors, officers, employees (and other similar persons) on the other hand  (a “potential conflict”).  CIML shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy.

II.

If CIML determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable account and CIML’s other accounts (excluding any account that may have a potential conflict).

III.

Without limiting the generality of the foregoing, CIML may resolve a potential conflict in any of the following manners:

A.

if the proposal that gives rise to a potential conflict is specifically addressed in CIML’s Proxy Voting Policies and Procedures, CIML may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of CIML.

B.

CIML may disclose the potential conflict to the account and obtain the account’s consent before directing CIML to vote in the manner approved by the account.

C.

CIML may engage an independent third-party to determine how the proxy should be voted; or

D.

CIML may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

IV.

CIML shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of CIML’s senior account representatives actually knew or reasonably should have known of the potential conflict.

Proxy Voting Policy & Procedures – UBS Global Asset Management

Global Voting and Corporate Governance Policy

A. General Corporate Governance Benchmarks

B. Proxy Voting Guidelines – Macro Rationales

C. Proxy Voting Disclosure Guidelines

7

D. Proxy Voting Conflict Guidelines

8

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders.  We believe voting rights have economic value and must be treated accordingly.  Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility.  Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value.  Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.  Underlying our voting and corporate governance policies we have three fundamental objectives:

1.

We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2.

 In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3.

As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful.  We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.  This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in.   However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A.  GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment.  While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance.  Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1:  Independence of Board from Company Management

Guidelines:

*

Board exercises judgment independently of management.

*

Separate Chairman and Chief Executive.

*

Board has access to senior management members.

*

Board is comprised of a significant number of independent outsiders.

*

Outside directors meet independently.

*

CEO performance standards are in place.

*

CEO performance is reviewed annually by the full board.

*

CEO succession plan is in place.

*

Board involvement in ratifying major strategic initiatives.

*

Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership

Guidelines:

*

Board determines necessary board member skills, knowledge and experience.

*

Board conducts the screening and selection process for new directors.

*

Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

*

         Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

*

Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control

Guidelines:

*

Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

*

Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

*

Employment contracts should not entrench management.

*

Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4:  Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

*

Executive remuneration should be commensurate with responsibilities and performance.

*

Incentive schemes should align management with shareholder objectives.

*

Employment policies should encourage significant shareholding by management and board members.

*

Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

*

Long-term incentives should be linked to transparent long-term performance criteria.

*

Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by         shareholder resolution.

Principle 5:  Auditors are Independent

Guidelines:

*

Auditors are approved by shareholders at the annual meeting.

*

Audit, consulting and other fees to the auditor are explicitly disclosed.

*

The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

*

Periodic (every 5 years) tender of the audit firm or audit partner.

B.  PROXY VOTING GUIDELINES – MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue.  The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.  GENERAL GUIDELINES

a.

When our view of the issuer’s management is favorable, we generally support current management initiatives.  When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b.

If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

c.

Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d.

In general, we oppose proposals, which in our view, act to entrench management.

e.

In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f.

We will vote in favor of shareholder resolutions for confidential voting.

2.  BOARD OF DIRECTORS & AUDITORS

a.

Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b.

We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c.

We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d.

We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e.

We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.  COMPENSATION

a.

We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b.

Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

c.

All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

a.

We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

b.

Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes  such that management is rewarded for poor performance or further entrenches its position.

c.

Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably.  We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.  GOVERNANCE PROVISIONS

a.

We believe that votes at company meetings should be determined on the basis of one share one vote.  We will vote against cumulative voting proposals.

b.

We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c.

Any substantial new share issuance should require prior shareholder approval.

d.

We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e.

We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f.

We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

5.  CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

a.

It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b.

In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action.  We support shareholder proposals to eliminate dual class schemes.

6.  MERGERS, TENDER OFFERS & PROXY CONTESTS

a.

Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.  SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

a.

Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b.

There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution.  While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal.  We prefer to address these issues through engagement.

c.

Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.  ADMINISTRATIVE & OPERATIONS

a.

Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue.  Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b.

We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement.  However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.  MISCELLANEOUS

a.

Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

b.

Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote.  Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c.

For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

C. PROXY VOTING DISCLOSURE GUIDELINES

*

Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

*

Upon request, we will inform a client of our intended vote.  Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline.   If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

*

Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy.  We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.

*

Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

*

Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

*

In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

*

We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

*

The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D.  PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

*

Under no circumstances will general business, sales or marketing issues influence our proxy votes.

*

UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information.  These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate.  Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately.  [Note:  Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]

Proxy Voting Policies & Procedures  - Columbus Circle Investors

I.

Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts.  At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)

provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted.  Columbus Circle delivered a copy of this summary to all clients as of August 6, 2003, and provides it to all new clients as part of its Form ADV, Part II disclosure brochure;

2)

applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)

keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)

monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately;

5)

and this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer, will maintain Columbus Circle’s proxy voting process.  Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.

Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently.  The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters.  ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters.  If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review.  Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.

Management Proposals:

1.

When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

♦  "Normal" elections of directors

♦  Approval of auditors/CPA

♦  Directors' liability and indemnification

♦  General updating/corrective amendments to charter

♦  Elimination of cumulative voting

♦  Elimination of preemptive rights

2.

When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

♦  Capitalization changes that eliminate other classes of stock and voting rights

♦  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

♦  Stock purchase plans with an exercise price of not less than 85% FMV

♦  Stock option plans that are incentive based and not excessive

♦  Reductions in supermajority vote requirements

♦  Adoption of antigreenmail provisions

3.

When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

♦  Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

♦  Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

♦  Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

♦  Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

♦  Classified or single-slate boards of directors

♦  Reincorporation into a state that has more stringent anti-takeover and related provisions

♦  Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

♦  Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

♦  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

♦

Amending articles to relax quorum requirements for special resolutions

♦

Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

♦

Re-election of director(s) who holds offices of chairman and CEO

♦

Re-election of director(s) who serve on audit, compensation and nominating committees

♦

Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

♦

Adoption of option plans/rants to directors or employees of related companies

♦

Lengthening internal auditors’ term in office to four years

B.

Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.  Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes.  Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.

When voting shareholder proposals, in general, initiatives related to the following items are supported:

♦  Auditors should attend the annual meeting of shareholders

♦  Election of the board on an annual basis

♦  Equal access to proxy process

♦  Submit shareholder rights plan poison pill to vote or redeem

♦  Undo various anti-takeover related provisions

♦  Reduction or elimination of super-majority vote requirements

♦

Anti-greenmail provisions

♦

Submit audit firm ratification to shareholder votes

♦

Audit firm rotations every five or more years

♦

Requirement to expense stock options

♦

Establishment of holding periods limiting executive stock sales

♦

Report on executive retirement benefit plans

♦

Require two-thirds of board to be independent

♦

Separation of chairman and chief executive posts

2.

When voting shareholder proposals, in general, initiatives related to the following items are not supported:

♦  Requiring directors to own large amounts of stock before being eligible to be elected

♦  Restoring cumulative voting in the election of directors

♦  Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

♦  Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;

     and the Valdez principles.

♦

Restrictions banning future stock option grants to executives except in extreme cases

3.

Additional shareholder proposals require case-by-case analysis

♦

Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

♦

Requirements that stock options be performance-based

♦

Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

♦

Shareholder access to nominate board members

♦

Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals.  Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management.  Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots.  Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management.  It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue.  These activities and others that could be considered expressions of activism are not under consideration at this time.  Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication.  Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III. Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest.  It is not anticipated that material conflicts of interest will be impact Columbus Circle’s proxy voting process.  By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest.  As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above and requires additional company-specific decision-making, Columbus Circle will contact each client for which it would be authorized to vote such security for consent to vote the proxy in a recommended manner.  Columbus Circle expects that this will happen only rarely, if at all.

Proxy Voting Policies & Procedures – Fox Asset Management

FOX ASSET MANAGEMENT

PROXY VOTING POLICY

(Standard)

Introduction

Fox Asset Management (“Fox”) has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  Fox’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation.  These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting.  On behalf of its valued clients, Fox:

1)

applies a proxy voting policy consistently;

2)

documents the reasons for voting; and

3)

maintains records of voting activities for clients and regulating authorities.

Institutional Shareholder Services

In order to facilitate this proxy voting process, Fox has retained Institutional Shareholder Services (ISS) to assist the firm with in-depth proxy research, vote execution, and the record keeping necessary for the appropriate management of a client account.  ISS is an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting.

Recordkeeping

Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•

A copy of Fox’s proxy voting policies and procedures;

•

Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);

•

A record of each vote cast;

•

A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

•

Each written client request for proxy voting records and Fox’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.

Approval of Independent Auditors

Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit–related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee.  Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

Voting Policy

Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing.  Industry standards of care, skill, prudence and diligence are brought to bear on every investment action.  This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company’s board of directors and senior management to improve shareholder value.  However, the confidence in management shown by Fox’s purchase of the stock does not transfer to automatic voting procedures whereby Fox “rubber stamps” its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present.  At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders.  Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

For Fox’s clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective.  However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company’s chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine.  Each issue will be considered in the context of the company under review and the account for which Fox is voting.  In other words, proxy voting guidelines are just that – guidelines.  When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

Specific Policies-Management Proposals

I.

When voting on common, management-sponsored initiatives, Fox generally, although not always, votes in support of management.

A.

Uncontested election of directors

•

Fox will assess the attendance record of board members, and potentially withhold support based on a poor attendance.  Poor attendance can be defined as failing to attend 75% of the scheduled board meetings.

•

In re-electing incumbent directors, the long-term performance of the company relative to its peers—Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company’s performance.

•

Existence of any prior SEC violations and/or other criminal offenses—Fox will not vote in favor of a director nominee who, to Fox’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

A.

Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.

B.

Directors’ liability and indemnification.

Liability and indemnification proposals will be supported if the provisions conform with state law.

C.

General updating or passing corrective amendments to charter.

D.

Elimination of preemptive rights.

E.

Approval of a stock split.

I.

When voting items, which have a potential positive financial or best interest impact, Fox generally, although not always, votes in support of management.

A.

Capitalization changes which eliminate other classes of stock and differential voting rights.

B.

Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization.

C.

Stock purchase plans that conform with Section 423 of the Internal Revenue Code.  However, plans with voting power dilution of greater than 10% will not be supported.

D.

Other stock-based plans which are appropriately structured.

E.

Reductions in supermajority vote requirements.

F.

Adoption of anti-greenmail provisions.

G.

Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price (cost v. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

H.

Mutual Funds: Approve or amend investment advisory agreement if the fee is comparable to similar funds.

I.

Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

I.

When voting items which have a potential negative financial or best interest impact, Fox generally, although not always, votes to oppose management.

A.

Elimination of cumulative voting.

B.

Capitalization changes which add classes of stock which are “blank check” in nature or that dilute the voting interests of existing shareholders.

C.

Increases in capitalization authorization greater than 100% where management does not offer an appropriate rationale for the increase or that appear to be contrary to the best interests of existing shareholders.

D.

Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

E.

Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

F.

Classified boards of directors.

G.

Reincorporation into a state which has more stringent anti-takeover and related provisions.

H.

Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

I.

Excessive compensation or non-salary compensation-related proposals.

J.

Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

K.

Approve or amend director age restrictions.

L.

Adjournment of meeting in order to solicit additional votes.

M.

“Other business as properly comes before the meeting” proposals which give a “blank check” to those acting as proxy.

Specific Policies-Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.  Under ERISA, it is inappropriate to use plan assets to carry out such social agendas or purposes.

All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

I.

When voting shareholder proposals, Fox in general supports the following items:

A.

Auditors should attend the annual meeting of shareholders.

B.

Restoring cumulative voting in the election of directors.

C.

Election of the board on an annual basis (declassify the board).

D.

Establishing independent audit, nominating, or compensation committees.

E.

Bylaw or charter amendments to be made only with shareholder approval.

F.

Submit shareholder rights plan (poison pill) to vote, or redeem the plan.

G.

Confidential voting.

H.

Expanded reporting of financial or compensation information, within reason.

I.

Undo various anti-takeover related provisions.

J.

Reduction or elimination of supermajority vote requirements.

K.

Anti-greenmail provisions.

L.

Opting-out of state business combination provisions.

M.

Requiring a majority of independent directors on the board.

N.

Elimination of outside directors’ retirement benefits.

I.

When voting shareholder proposals, Fox in general opposes  the following items:

A.

Limiting tenure of directors.

B.

Requiring directors to own stock before being eligible to be elected.

C.

Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

D.

Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive .

E.

Proposals which require inappropriate endorsements or corporate actions.

F.

Establishing a mandatory retirement age for directors.

G.

Adoption of labor standards for foreign and domestic suppliers.

I.

When voting shareholder proposals, Fox in general abstains on the following items:

A.

Energy and the environment.

B.

Northern Ireland.

C.

Military business.

D.

Maquiladora Standards and International Operations Policies.

E.

Proposals regarding equal employment opportunities and discrimination.

F.

Requests that companies end their production of legal, but socially questionable, products.

G.

Human resources issues.

H.

Equality principles on sexual orientation.

Corporate Governance

Corporate governance issues may include, but are not limited to, the following:

A.

Corporate Defenses.  Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

B.

Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

Identification and Resolution of Conflicts with Clients

As fiduciaries to its clients, Fox puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of Fox are able to identify potential conflicts of interest, Fox will take the following steps:

•

An employee of the Operations and Information Services Department of Fox will compile a list of client accounts to determine if any equity securities owned by Fox clients would be a potential “conflicted company” and compare the list of conflicted companies with the names of companies for which it expects to receive or has received proxy statements.

•

A determination will be made by a member of the Investment Committee if a conflict of interest exists between Fox and its client.   If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

•

If the employee designated to administer proxies expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), he/she will (i) inform the Investment Committee or its designees of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

•

If the employee designated to administer proxies intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, Fox will seek instruction on how the proxy should be voted from:

a.

The client, in the case of an individual or corporate client;

b.

The Board of Directors, or any committee thereof identified by the Board, in the case of a Fund; or

c.

The adviser, in situations where Fox acts as a sub-adviser to such adviser.

Fox will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Board of Directors or Fox, as the case may be, fails to instruct Fox on how to vote the proxy, Fox will generally abstain from voting in order to avoid the appearance of impropriety.  If, however, the failure of Fox to vote its clients proxies would have a material adverse economic impact on Fox’s clients’ securities holdings in the Conflicted Company, Fox may vote such proxies in order to protect its clients’ interests.   In either case, the employee designated to administer proxies will record the existence of the conflict and the resolution of the matter.

Proxy Voting Policies & Procedures – OpCap Advisors LLC

OpCap Advisors LLC

Proxy Voting Policy and Procedures

Version 1.2 - Effective August 1, 2003

Allianz Dresdner Asset Management of America L.P.

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, “ADAM Advisers”) vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself.  When voting proxies, ADAM Advisers’ primary objective is to make voting decisions solely in the best interests of its clients.  ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

•

Exercising responsibility for voting decisions

•

Obligation to vote must be clearly established based on written guidelines

•

Resolving conflicts of interest

•

Making appropriate disclosures to clients

•

Creating and maintaining appropriate records

•

Providing clients access to voting records

•

Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision.  Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any.  In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”).

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•

Execute or engage a third party service provider to vote proxies in accordance with the Company’s guidelines;

•

Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

•

Approve and monitor the outsourcing of voting obligations to third-parties; and

•

Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law.  In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser’s obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement.  A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals (“Voting Guidelines”).  (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered.  The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers’ ability to vote such a proxy.  These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients’ proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations.  Accordingly, the ADAM Adviser may reach different voting decisions for different clients.  Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right.  For this reason, ADAM Advisers shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover.  In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure.  (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law1, ADAM Advisers’ recordkeeping requirements are as follows:

•

Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

•

Copies or records of each proxy statement received with respect to clients’ securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

•

Records of each vote cast as well as certain records pertaining to the ADAM Adviser’s decision on the vote;

•

Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

Retention of Records

Records are kept for at least six years following the date that the vote was cast.  An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Endnotes

 SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR 275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] (“Advisers Act” or “Act”)

Appendix No. 1

Part II Form ADV Disclosure

General Proxy Voting Policy

OpCap Advisors LLC (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients.  The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients.  The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions.  Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline.  Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline.  Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy.  The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product.  In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate.  For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients’ proxies.  For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal.  The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

Appendix No. 2

Sample letter to accompany Proxy Voting Policy Statement

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, “Proxy Voting” under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients’ proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients’ proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company’s most recent Form ADV Part II, which includes a description of the Company’s Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

Appendix No. 3

OpCap Advisors

 Proxy Voting Guidelines

The following are OpCap Advisors LLC’s general Proxy Voting Guidelines that are applied on behalf of all accounts that are managed by OpCap Advisors, Oppenheimer Capital LLC, and PIMCO Equity Advisors LLC (collectively called “Opcap” for purposes of this policy).

Proposal

No.

Description

       Pg. No.

Auditor Related

5

101.

Ratification of Auditors

102.

Auditor Indemnification

Board of Directors

201.

Election of Board of Directors

202.

Board Independence

203.

Changes in Board Size

204.

Cumulative Voting

205.

Director Duties and Stakeholder Laws

206.

Director Indemnification and Liability Protection

207.

Key Committee Composition

Compensation Related

301.

Employee Stock Ownership Plans (ESOP)

302.

Executive/Director/Outside Director Stock Option

303.

401k Employee Benefit Plans

304.

Golden Parachutes

305.

Director Fees

306.

Pension Fund Credits

Capital Structure

401.

Authorization of Additional Common Stock

402.

Authorization of Additional Preferred Stock

403.

Issuance of Additional Debt

404.

Reduction of Shares

405.

Share Repurchase Programs

406.

Preemptive Rights

407.

Adjustments to Par Value of Common Stock

408.

Debt Restructurings

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal

No.

Description

       Pg. No.

Corporate Transactions

501.

Mergers and Acquisitions

502.

Asset Sales

503.

Changing Corporate Name

504.

Corporate Restructurings

505.

Liquidations

506.

Spin-Offs

Anti-Takeover Defenses and Related Proposals

601.

Greenmail

602.

Poison Pills

603.

Supermajority Shareholder Vote Requirements

604.

Classified Boards

605.

Fair Price Provisions

606.

Unequal Voting Rights

607.

Reincorporation/Exemption from Takeover Laws

Other

901.

Annual Meetings

902.

Confidential Voting, Independent Tabulations and Inspections

903.

Disgorgement Provisions

904.

Mutual Fund Issues

905.

Share-Blocking

906.

Shares Out on Loan

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal

No.

Description

       Pg. No.

Auditor Related

12

SP-101.

Ratification of Auditors

SP-102.

Independence of Auditors

SP-103.

Audit Firm Rotation

Board of Directors

SP-201.

Minimum Director Stock Ownership

SP-202.

Board Independence

SP-203.

Age Limits

SP-204.

Cumulative Voting

SP-205.

Director Duties and Stakeholder Laws

SP.206.

Director Attendance at Annual Meetings

SP-207.

Key Committee Composition

SP-208.

Limit Director Tenure

Compensation Related

13

SP-301.

Holding Periods

SP-302.

Future Stock Option Awards

SP-303.

Accounting Treatment of Stock Option Awards

SP-304.

Golden Parachutes

SP-305.

Limits on Executive and Director Compensation

SP-306

Requests for Additional Disclosure of Executive Compensation

SP-307.

Reports on Executive Retirement Benefits

Capital Structure

SP-401.

Preemptive Rights

SP-402.

Authorization of Blank Check Preferred Stock

Corporate Transactions

14

SP-501.

Rights of Appraisal

Anti-Takeover Defenses and Related Proposals

14

Greenmail

SP-602.

Poison Pills

SP-603.

Supermajority Shareholder Vote Requirements

SP-604.

Classified Boards

SP-605.

Fair Price Provisions

SP-606.

Equal Access

SP-607.

Reincorporation/Exemption from Takeover Laws

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal

No.

Description

       Pg. No.

Proxy Contest Defenses

SP-701.

Shareholders’ Right to Call Special Meetings

SP-702.

Shareholder Action by Written Consent

SP-703.

Shareholders’ Ability to Remove or Elect Directors

Social and Environmental Issues

15

SP-801.

Environmental Issues / CERES Principles

SP-802.

Northern Ireland (MacBride Principles)

SP-803.

South Africa (Statement of Principles)

SP-804.

Other Political/Social/Special Interest Issues

Other

SP-901.

Annual Meetings

SP-902.

Confidential Voting, Independent Tabulations and Inspections

SP-903.

Abstention Votes

SP-904.

Existing Dual Class Companies

SP-905.

Special Reports/Additional Disclosure

SP-906.

Lack of Information

SP-907.

Shareholder Advisory Committee

GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

OpCap will generally vote on management proposals as follows:

AUDITOR RELATED

101.

Ratification of Auditors:  OpCap will generally vote for management proposals to ratify the selection of auditors unless:

•

The audit firm is not independent in fact or appearance;

•

The audit firm has rendered an opinion that is publicly known to not be an indication of the company’s true financial position; or

•

There are significant doubts that have been publicly raised regarding the audit firm’s integrity or objectivity.

102.

Auditor Indemnification: OpCap will generally vote against management proposals to

101.

indemnify the auditors.

BOARD OF DIRECTORS

201.

Election of Board of Directors: OpCap will generally vote with management for the routine election of directors unless:

a.

There are clear concerns due to the company having displayed a record of poor performance;

b.

The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

c.

Criminal activity by the board or a particular board nominee.

202.

Board Independence: OpCap will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203.

Changes in Board Size: OpCap will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

BOARD OF DIRECTORS (CONTINUED)

204.

Cumulative Voting: OpCap will generally vote on a case-by-case basis for management proposals regarding cumulative voting.

205.

Director Duties and Stakeholder Laws: OpCap will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

206.

Director Indemnification and Liability Protection: OpCap will generally vote in favor of management proposals to limit Directors’ liability and to broaden their indemnification.

OpCap will generally vote against management proposals that would broaden the Directors’ indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207.

Key Committee Composition: OpCap will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED

301.

Employee Stock Ownership Plans (ESOP): OpCap will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP’s provided that the following criteria are met:

a.

The purchase price is at least 85% of fair market value;

b.

The offering period is 27 months or less;

c.

Voting power dilution is no more than 10%.

302.

Executive/Director/Outside Director Stock Option Plans:  OpCap will evaluate management stock option plan proposals on a case-by-case basis.  When reviewing such compensation plans, OpCap will generally consider the following criteria:

d.

That the dilution of existing shares is no more than 5%;

e.

That the stock option plan is incentive-based;

f.

That the stock option plan does not allow for discounted stock options;

g.

For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

h.

For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

301.

401k Employee Benefit Plans: OpCap will generally vote for management proposals to implement a 401(k) savings plan for its employees.

COMPENSATION RELATED (CONTINUED)

304.

Golden Parachutes: OpCap will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305.

Director Fees:  OpCap will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306.

Pension Fund Credits:  OpCap will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE

401.

Authorization of Additional Common Stock: OpCap will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized.  OpCap will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

OpCap will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402.

Authorization of Additional Preferred Stock: OpCap will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

a.

The proposal is for the issuance of blank check preferred stock;

b.

The issuance of preferred stock is greater than 50% of current issued capital;

c.

The newly created preferred stock would have unspecified rights,  i.e. voting, conversion, dividend distribution rights;

d.

The additional preferred shares will be used as part of a takeover defense.

403.

Issuance of Additional Debt: OpCap will generally vote for management proposals to issue additional debt provided that the company’s debt-to-equity ratio is between zero and one hundred percent.

OpCap will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

CAPITAL STRUCTURE (CONTINUED)

404.

Reduction of Shares: OpCap will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

OpCap will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405.

Share Repurchase Programs: OpCap will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406.

Preemptive Rights:  OpCap will generally vote for management proposals to eliminate preemptive rights.

407.

Adjustments to Par Value of Common Stock: OpCap will generally vote for management proposals to reduce the par value of common stock.

408.

Debt Restructurings: OpCap will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis.  OpCap will generally consider the following criteria:

e.

Reasonableness of the dilution;

f.

The impact that the restructuring and determining if it will be beneficial to existing shareholders;

g.

The threat of bankruptcy.

CORPORATE TRANSACTIONS

501.Mergers and Acquisitions: OpCap will evaluate merger and acquisition management proposals on a case-by-case basis.  OpCap will generally consider the following factors:

a.

Anticipated financial and operating benefits;

b.

Offer price (cost vs. premium);

c.

Prospects of the combined companies;

d.

How the deal was negotiated:

e.

Changes in corporate governance and their impact on shareholder rights;

f.

Corporate restructuring;

g.

Spin-offs;

h.

Asset sales;

i.

Liquidations;

j.

Rights of appraisal.

CORPORATE TRANSACTIONS (CONTINUED)

502.

Asset Sales: OpCap will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503.

Changing Corporate Name: OpCap will generally vote for management proposals regarding corporate name changes.

504.

Corporate Restructurings: OpCap will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505.

Liquidations: OpCap will evaluate liquidation proposals by management on a case-by-case basis and will review management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506.

Spin-Offs: OpCap will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601.

Greenmail:  OpCap will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. OpCap will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602.

Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive.  A target company with a “pill” (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

OpCap will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

k.

Best interest of the existing shareholders;

l.

The current salaries of the target companies’ officers;

m.

Repurchase price for the shares by the target company;

n.

Amount of cash invested in target company;

o.

Percentage of ownership by target company management;

p.

Perks for target company senior management;

q.

Attitude toward tax deferral benefiting target company management;

h.

Target company’s employee expenses.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)

OpCap will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603.

Supermajority Shareholder Vote Requirements: OpCap will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604.

Classified Boards: OpCap will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605.

Fair Price Provisions: OpCap will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606.

Unequal Voting Rights: OpCap will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607.

Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, OpCap will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

OTHER

901.

Annual Meetings: OpCap will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the “transaction of such other business which may come before the meeting”.

902.

Confidential Voting, Independent Tabulations and Inspections: OpCap will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. OpCap will generally vote against management proposals to repeal such provisions.

903.

Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status.  OpCap will evaluate proposals to opt out of such provisions on a case-by-case basis.

OTHER (CONTINUED)

904.

Mutual Fund Issues: OpCap will evaluate the following mutual fund issues on a case-by-case basis:

a.

Approve the merger of the funds;

b.

Approve investment advisory agreement;

c.

Change in fundamental investment policy;

d.

Approve/amend sub-advisory agreement;

e.

Approve conversion from closed-end to open-end fund.

905. Share-Blocking: OpCap will generally not vote proxies in countries where there is “share-blocking.”

906. Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

OpCap will generally vote on shareholder proposals as follows:

AUDITOR RELATED

SP-101.

Ratification of Auditors: OpCap will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102.

Independence of Auditors: OpCap will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103.

Audit Firm Rotation: OpCap will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS

SP-201.

Minimum Director Stock Ownership: OpCap will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202.

Board Independence: OpCap will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203.

Age Limits: OpCap will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204.

Cumulative Voting: OpCap will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205.

Director Duties and Stakeholder Laws: OpCap will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

SP-206.

Director Attendance at Annual Meetings: OpCap will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207.

Key Committee Composition: OpCap will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

BOARD OF DIRECTORS (CONTINUED)

SP-208.

Limit Director Tenure: OpCap will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED

SP-301.

Holding Periods: OpCap will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302.

Future Stock Option Awards:  OpCap will generally vote against shareholder proposals to ban future stock option grants to executives.

SP.303.

Accounting Treatment of Stock Option Awards: OpCap will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304.

Golden Parachutes: OpCap will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305.

Limits on Executive and Director Compensation: OpCap will generally vote against shareholder proposals to limit executive and director compensation.

SP-306.

Requests for Additional Disclosure of Executive Compensation:  OpCap will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

SP-307.

Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits): OpCap will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE

SP-401.

Preemptive Rights: OpCap will generally vote against shareholder proposals that seek preemptive rights.

SP-402.

Authorization of Blank Check Preferred Stock: OpCap will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

CORPORATE TRANSACTIONS

SP-501.

Rights of Appraisal: OpCap will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-601.

Greenmail: OpCap will generally vote for shareholder proposals to prohibit payment of greenmail.

Poison Pills:  OpCap will generally vote for shareholder proposals to require shareholder ratification of poison pills.  OpCap will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603.

Supermajority Shareholder Vote Requirements: OpCap will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604.

Classified Boards:  OpCap will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605.

Fair Price Provisions: OpCap will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606.

Equal Access: OpCap will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.

Reincorporation/Exemption from Takeover Laws:  On a case-by-case basis, OpCap will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES

SP-701.

Shareholders’ Right to Call Special Meetings: OpCap will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702.

Shareholder Action by Written Consent: OpCap will generally vote against shareholder proposals to permit shareholders to take action by written consent.

PROXY CONTEST DEFENSES (CONTINUED)

SP-703.

Shareholders’ Ability to Remove or Elect Directors: OpCap will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. OpCap will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801.

Environmental Issues / CERES Principles: OpCap will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802.

Northern Ireland (MacBride Principles): OpCap will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803.

South Africa (Statement of Principles): OpCap will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804.

Other Political/Social/Special Interest Issues: OpCap will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

SP-901.

Annual Meetings: OpCap will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902.

Confidential Voting, Independent Tabulations and Inspections: OpCap will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors.  OpCap will vote against shareholder proposals to repeal such provisions.

SP-903.

Abstention Votes: OpCap will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

OTHER (CONTINUED)

SP-904.

Existing Dual Class Companies: OpCap will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905.

Special Reports/Additional Disclosure: OpCap will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906.

Lack of Information: OpCap generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.

Shareholder Advisory Committee: OpCap will generally vote against shareholder proposals to establish shareholder advisory committees.

PART C

OTHER INFORMATION

Item 2 2 .. EXHIBITS.

(a)

(1) Agreement and Declaration of Trust.(1)

(2) Amendment No. 1 to the Agreement and Declaration of Trust.(1)

 (b)

By-laws of Registrant.(1)

 (c)

Not Applicable.

 (d)(1)

Form of Management Agreement. (2)

(d)(2)  Amended and Restated Management Agreement between Orbitex-Saratoga Capital Management , LLC and The Saratoga Advantage Trust. (8)

(d)(2)(a) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Reich & Tang Asset Management, LLC with respect to the U.S. Government Money Market Portfolio. (13)

 (d)(3)(a) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio. (2)

  (d)(3)(b)Amendment to the Investment Advisory Agreement between Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio .. (5)

(d)(4)      Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management and OpCap Advisors with respect to the Municipal Bond Portfolio.(2)

 (d)(5) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and OpCap Advisors with respect to the Large Capitalization Value Portfolio. (2)

(d)(6)

Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Harris Bretall Sullivan & Smith, L.L.C. with respect to the Large Capitalization Growth Portfolio.(2)

(d)(7)

Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Small Capitalization Portfolio. (6)

(d)(8) (a) Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and OpCap Advisors with respect to the International Equity Portfolio. (Filed herewith)

(d)(9) Form of Investment Advisory Agreement between Columbus Circle Investors and Orbitex-Saratoga Capital Management, LLC with respect to the  Technology & Communications Portfolio. (8)

(d)(10) Form of Investment Advisory Agreement between UBS Global Asset  Management Inc. and Orbitex-Saratoga Capital Management, LLC with respect to the Health and Biotechnology Portfolio. (8)

(d)(11) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Harris Bretall Sullivan & Smith, L.L.C. with respect to Financial Services Portfolio. (8)

(d)(12) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Caterpillar Investment Management Ltd. with respect to the Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio. (8)

(e)(1) Soliciting Dealer Agreement.(5)

(e)(2) Form of Distributor’s Agreement between Saratoga Advantage Trust and Aquarius Fund Distributors, LLC. (Filed herewith)

   (f)

Not Applicable.

   (g)(1) Custodian Contract between Saratoga Advantage Trust and The Bank of New York. (9)

   (g)(2)

Foreign Custody Agreement between Saratoga Advantage Trust and The Bank of New York. (9)

 (h)(1) Administration Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc. , currently know as Gemini Fund Services, LLC. (9)

  (h)(2) Transfer Agency Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc ., currently know as Gemini Fund Services, LLC. .. (9)

  (h)(3) Fund Accounting and Services Agreement between Saratoga

Advantage Trust and Orbitex Fund Services, Inc. , currently know as Gemini Fund Services, LLC.  (9)

(i)

Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.(1)

(j)

Consent of Tait, Weller & Baker Certified Public Accountants. ( to be filed by amendment)

(j)(1) Consent of Ernst & Young, LLP. (12)

(j)(2) Consent of PricewaterhouseCoopers LLP. (10)

   (k) Not Applicable.

   (l) Agreement relating to initial capital.(1)

      (m)(1) Distribution Plan relating to Class B shares. (7)

      (m)(2) Distribution Plan relating to Class C shares. (7)

      (m)(3) Distribution Plan relating to Class A shares. (8)

      (n) Rule 18f-3 Plan. (4)

      (n)(1) Amended and Restated Rule 18f-3 Plan. (8)

      (p)(1) Code of Ethics of Registrant and Saratoga Capital Management. (6)

      (p)(2) Code of Ethics of Reich & Tang Asset Management, LLC. (13)

      (p)(3) Code of Ethics of Fox Asset Management, Inc. (6)

      (p)(4) Code of Ethics of OpCap Advisors. (6)

      (p)(5) Code of Ethics of Harris Bretall Sullivan & Smith, L.L.C. (6)

      (p)(6) Code of Ethics of UBS Global Asset Management (Americas) Inc. (9)

      (p)(7) Code of Ethics of Columbus Circle Investors. (9)

      (p)(8) Code of Ethics of Caterpillar Investment Management Ltd. (9)

      (p)(9) Code of Ethics of Orbitex Funds Distributor, Inc. (9)

     (p) (1 0 ) Code of Ethics of Aquarius Fund Distributors, LLC (Filed herewith)

      Other Exhibits:

     Powers of Attorney of Messrs. McCollough, Koopmann and Seal .. (3)

     Powers of Attorney of Messrs. Blundin, Hamrick, and Stierwalt. (11)

1.

Filed with Post-effective Amendment No. 1 on May 5, 1995 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

2.

Filed with Post-effective Amendment No. 4 on March 7, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

3.

Filed with Post-effective Amendment No. 5 on November 3, 1997 to the    Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

4. Filed with Post-effective Amendment No. 6 on November 3, 1998 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

5. Filed with Post-effective Amendment No. 8 on December 30, 1999 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

6. Filed with Post-Effective Amendment No. 9 on December 22, 2000 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

7. Filed with Post-Effective Amendment No. 10 on December 31, 2001 to the     Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

8. Filed with Pre-Effective Amendment No. 2 on November 13, 2002 to the Registrant's Registration Statement on Form N-14, and hereby incorporated by reference.

9. Filed with Post-Effective Amendment No. 12 on December 31, 2002 to the  Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

10. Filed with Post-Effective Amendment No. 13 on January 16, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

11. Filed with Post-Effective Amendment No. 14 on August 27, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

12.

Filed with Post-Effective Amendment No. 15 on September 2, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

13.  Filed with Post-Effective Amendment No. 16 on October 31, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

Item 2 3 .. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     No person is presently controlled by or under common control with the Registrant.

Item 2 4 .. INDEMNIFICATION.

     See Article VI of the Registrant's Agreement and Declaration of Trust.

     A determination that a trustee or officer is entitled to indemnification may be made by a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disabling Conduct (as defined in the Agreement and Declaration of Trust) by (a) a vote of a majority of a quorum of Trustees who are neither interested persons of the Trust (as defined under the Investment Company Act of 1940) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses including counsel and accountants fees (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be advanced pending final disposition of the proceeding provided that the officer or trustee shall have undertaken to repay the amounts to the Trust if it is ultimately determined that indemnification is not authorized under the Agreement and Declaration of Trust and (i) such person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested Trustees who are not party to the proceeding, or an independent legal counsel in a written opinion, shall have determined based on review of readily available facts that there is reason to believe that the officer or trustee ultimately will be found entitled to indemnification.

Item 2 5 .. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

     See "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of Reich & Tang Asset Management, LLC , File No. 801-47230, the Form ADV of Fox Asset Management, Inc., File No. 801-26397, the Form ADV of., File No. 801-2697, the Form ADV of Harris Bretall Sullivan & Smith, L.L.C. File No.801-7369, the Form ADV of OpCap Advisors (formerly Quest for Value Advisors), File No. 801-27180, File No. 801-15143, the Form ADV of Caterpillar Investment Management, Ltd, File No. 801-40681, the Form ADV of Columbus Circle Investors, File No. 801-47516, the Form ADV of UBS Global Asset Management (Americas) Inc., File No. 801-34910 , filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 2 6 .. PRINCIPAL UNDERWRITERS.

(a)

      The principal underwriter of the Saratoga Advantage Trust shares, Aquarius Fund Distributors, LLC (“AFD”), currently acts a principal underwriter for the following:

AdvisorOne Funds, DCM Series Trust, the North Country Funds, and Roge Partners Funds,

AFD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.  AFD is an affiliate of Gemini Fund Services, LLC.

(b)

The information with respect to each director and officer of AFD is incorporated by reference to Schedule A of Form BD filed under the Securities and Exchange Act of 1934 (File No.  8-065857).

Item 2 7 .. LOCATION OF ACCOUNTS AND RECORDS.

Gemini Fund Services, LLC
150 Motor Parkway, Suite 205
Hauppauge, New York 11788
Records required by 31a-1(b)(9) and (b)(10) will be maintained on behalf of the following portfolios by their respective Advisers:

Municipal Bond Portfolio , Large apitalization Value Portfolio and International Equity Portfolio	OpCap Advisors 1345 Avenue of the Americas New York, NY 10105
Investment Quality Bond Portfolio and Small Capitalization Portfolio	Fox Asset Management, Inc. 44 Sycamore Avenue Little Silver, NJ 07739
Large Capitalization Growth Portfolio and Financial Services Portfolio	Harris Bretall Sullivan & Smith, L.L.C. One Sansome Street Suite 3300 San Francisco, CA 94104
U.S. Government Money Market Portfolio	Reich & Tang Asset Management, LLC 660 Fifth Avenue New York, NY 10020

Mid Capitalization Portfolio and Energy & Basic Materials Portfolio	Caterpillar Investment Management Ltd. ("CIML") 411 Hamilton Boulevard, Suite 1200 Peoria, Illinois 61602-1104
Technology & Communications Portfolio	Columbus Circle Investors Metro Center One Station Place Stamford, CT 06902
Health & Biotechnology Portfolio	UBS Global Asset Management (Americas) Inc UBS Tower One North Wacker Drive Chicago, IL 60606

Item 2 8 .. MANAGEMENT SERVICES.

     Not Applicable.

Item 29 .. UNDERTAKINGS.

     Not Applicable.

EXHIBIT INDEX

(d)(8)

Investment Advisory Agreement between Saratoga Capital Management, LLC and OpCap Advisors, with respect to the International Equity Portfolio.

(e)(2)

Distributor’s Agreement between Saratoga Advantage Trust and Aquarius Fund Distributors, LLC.

(p)(1 0 )

Code of Ethics of Aquarius Fund Distributors, LLC

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the State of New York on the 29 th day of October , 2004.

                                        THE SARATOGA ADVANTAGE TRUST

                                        By:  /s/Bruce E. Ventimiglia

Bruce E. Ventimiglia

President CEO and

Chairman of the Board of Trustees

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Bruce E. Ventimiglia Bruce E. Ventimiglia	Trustee, Chairman of the Board and President (principal executive officer)	October 29 , 2004
/s/ Mark Marrone Mark Marrone	Chief Financial Officer & Treasurer	October 29, 2004
/s/ Patrick H. McCollough* Patrick H. McCollough*	Trustee	October 29, 2004
/s/ Udo W. Koopmann* Udo W. Koopmann*	Trustee	October 29, 2004
/s/ Floyd E. Seal* Floyd E. Seal*	Trustee	October 29, 2004
/s/ Stephen H. Hamrick* Stephen H. Hamrick*	Trustee	October 29, 2004

/s/William B. Blundin* William B. Blundin*	Trustee	October 29, 2004
/s/ Richard E. Stierwalt* Richard E. Stierwalt*	Trustee	October 29, 2004

*By:

/s/Stuart M. Strauss

Stuart M. Strauss Attorney-in-Fact